SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        Occidental Petroleum Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

          Notice of
2000 Annual Meeting
of Stockholders and
    Proxy Statement

                                                                2000


                        OCCIDENTAL PETROLEUM CORPORATION

                                                                  March 20, 2000

                                        Dear Stockholders:

       FRIDAY, APRIL 28, 2000           On behalf of the Board of Directors, it
Santa Monica Civic Auditorium           is my pleasure to invite you to
             1855 Main Street           Occidental's 2000 Annual Meeting of
     Santa Monica, California           Stockholders, which will be held on
                                        Friday, April 28, 2000, at the Santa
                                        Monica Civic Auditorium, 1855 Main
                                        Street, Santa Monica, California.

                                        Attached is the Notice of Meeting and
                MEETING HOURS           the Proxy Statement, which describes in
   Auditorium Opens 9:30 A.M.           detail the matters on which you are
           Meeting 10:30 A.M.           being asked to vote. These matters
                                        include electing the directors,
                                        ratifying the selection of independent
                                        public accountants, amending
                                        Occidental's Restricted Stock Plan for
                                        Non-Employee Directors, and transacting
                                        any other business that properly comes
                                        before the meeting, including any
                                        stockholder proposals.
    ADMISSION TICKET REQUIRED
                                        Also enclosed are a Report to
                                        Stockholders, in which senior management discusses highlights of the year, and Occidental's Annual Report on Form 10-K.
                                        As in the past, at the meeting there
                                        will be a report on operations and an
                                        opportunity to ask questions.

                                        Whether you plan to attend the meeting
                                        or not, I encourage you to vote promptly so that your shares will be represented and properly voted at the meeting.

                                        Sincerely yours,

[LOGO]                                  /s/ RAY R. IRANI
                                        Dr. Ray R. Irani, Chairman and Chief
                                        Executive Officer

                        OCCIDENTAL PETROLEUM CORPORATION
             10889 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                    o   o   o

                                                                  March 20, 2000

To Our Stockholders:

     Occidental's 2000 Annual Meeting of Stockholders will be held at 10:30 a.m. on Friday, April 28, 2000, at the Santa Monica Civic Auditorium, 1855 Main Street, Santa Monica, California.

     At the meeting, stockholders will act on the following matters:

     1.   Election of directors;

     2.   Ratification of independent public accountants;

     3. Amendment of the 1996 Restricted Stock Plan for Non-Employee Directors; and

     4. Consideration of other matters properly brought before the meeting, including stockholder proposals. The Board of Directors knows of three stockholder proposals that may be presented.

     These matters are described in detail in the Proxy Statement. The Board of Directors recommends a vote FOR Items 1, 2 and 3 and AGAINST Items 4, 5 and 6 as listed on the proxy card.

     Stockholders of record at the close of business on March 10, 2000, are entitled to receive notice of, to attend and to vote at, the meeting.

     Whether you plan to attend or not, it is important that you read the Proxy Statement and either complete, sign and date the attached proxy card and promptly return it in the enclosed postage-prepaid envelope or follow the instructions on your proxy card to vote by telephone. This will ensure that your shares are represented and will save Occidental additional expenses of soliciting proxies.

Sincerely,

/s/ DONALD P. DE BRIER
Donald P. de Brier
Executive Vice President,
General Counsel and Secretary


                                 PROXY STATEMENT

                                TABLE OF CONTENTS
                                    o   o   o

GENERAL INFORMATION............................................................1

CORPORATE GOVERNANCE POLICIES..................................................2

ELECTION OF DIRECTORS..........................................................4

     Information Regarding the Board of
     Directors and its Committees..............................................7

     Certain Relations and Related Transactions................................8

     Section 16(a) Beneficial Ownership
     Reporting Compliance......................................................8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT..........................................................9

EXECUTIVE COMPENSATION........................................................10

     Compensation Tables......................................................10

     Employment Agreements....................................................13

     Report of the Compensation Committee.....................................15

     Performance Graph........................................................17

RATIFICATION OF THE SELECTION OF INDEPENDENT
PUBLIC ACCOUNTANTS............................................................18

AMENDMENT OF THE 1996 RESTRICTED STOCK PLAN
FOR NON-EMPLOYEE DIRECTORS....................................................18

STOCKHOLDER PROPOSALS.........................................................20

STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL
MEETING OF STOCKHOLDERS.......................................................23

ANNUAL REPORT.................................................................23

EXHIBIT A -- 1996 RESTRICTED STOCK PLAN
FOR NON-EMPLOYEE DIRECTORS, AS PROPOSED
TO BE AMENDED................................................................A-1

                        OCCIDENTAL PETROLEUM CORPORATION
             10889 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024

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                                 PROXY STATEMENT
                                    o   o   o

                               GENERAL INFORMATION
                                    o   o   o

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Occidental Petroleum Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders on April 28, 2000, and at any adjournment of the meeting.

ADMISSION TO MEETING

     An admission ticket is required to attend the meeting. Each admission ticket will admit you and one guest. If you plan to attend the meeting in person, you must bring the admission ticket attached to the proxy or information card accompanying this Proxy Statement.

     If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the meeting in person, you will be admitted only if you have proof of ownership on the record date, such as a bank or brokerage account statement.

VOTING RIGHTS

     This Proxy Statement and accompanying proxy card are being mailed beginning on or about March 20, 2000, to each stockholder of record as of the close of business March 10, 2000, which is the record date for the determination of stockholders entitled to receive notice of, to attend and to vote at, the meeting. As of the record date, Occidental had outstanding and entitled to vote 368,625,094 shares of common stock. A majority of outstanding shares must be represented at the meeting, in person or by proxy, to constitute a quorum and to transact business. The record holder of each share of common stock entitled to vote at the meeting will have one vote for each share held. Stockholders may not cumulate their votes.

VOTE REQUIRED

     Directors are elected by a plurality of votes cast, with broker nonvotes being disregarded. A majority of the shares of common stock represented at the meeting and entitled to vote must vote FOR to approve all other matters. Abstentions and broker nonvotes have the same effect as votes against on matters other than the election of directors.

VOTING OF PROXIES

     The Board of Directors has designated Drs. Ray R. Irani and Dale R. Laurance and Mr. Aziz D. Syriani, and each of them, with the full power of substitution, to vote shares represented by all properly executed proxies. The shares will be voted in accordance with the instructions on the proxy card. If no instructions are specified on the proxy card, the shares will be voted:

     o    FOR all nominees for directors (see page 4);

     o    FOR the ratification of the independent accountants (see page 18);

     o FOR the Amendment of the 1996 Restricted Stock Plan for Non-Employee Directors (see page 18); and

     o    AGAINST each of the stockholder proposals (see page 20).

     In the absence of instructions to the contrary, proxies will be voted in accordance with the judgment of the person exercising the proxy on any other matter presented at the meeting in accordance with Occidental's By-laws.

CONFIDENTIAL VOTING

     All proxies, ballots and other voting materials are kept confidential, unless disclosure is required by applicable law or expressly requested by you, you write comments on the proxy forms, or the proxy solicitation is contested.

REVOKING A PROXY

     You may revoke your proxy or change your vote before the meeting by filing a revocation with the Secretary of Occidental, by delivering to Occidental a valid proxy bearing a later date or by attending the meeting and voting in person.

SOLICITATION EXPENSES

     Expense of this solicitation will be paid by Occidental. Georgeson & Company Inc. has been retained to solicit proxies and assist in distribution and collection of proxy material for a fee estimated at $15,000 plus reimbursement of out-of-pocket expenses. Occidental also will reimburse banks, brokers, nominees and related fiduciaries for the expense of forwarding soliciting material to beneficial owners of the common stock. In addition, Occidental's officers, directors and regular employees may solicit proxies but will receive no additional or special compensation for such work.

                          CORPORATE GOVERNANCE POLICIES
                                    o   o   o

     Over the past several years, the Board of Directors has adopted and put into effect a number of important corporate governance policies described below. The Board of Directors and the management of Occidental believe that good corporate governance enhances stockholder value. Occidental's corporate governance policies, principles and guidelines are intended to improve the performance of Occidental by taking advantage of the collective skills and experience of Occidental's directors and officers.

BOARD STRUCTURE AND OPERATION
--------------------------------------------------------------------------------

SIZE OF THE BOARD: In determining the size of the Board, the Board of Directors will consider the level of work required from each director, including the requirement that certain Committees be composed entirely of Independent Directors.

DIRECTOR CRITERIA: Independent Directors (as defined below) will comprise at least two-thirds of the members of the Board.

INDEPENDENT DIRECTOR: An "Independent Director" is a director who:

o Has not been employed by Occidental in any executive capacity within the last five years;

o Has not received during the current year or any of the three preceding years, remuneration, other than de minimis remuneration, as a result of services as an advisor, consultant or legal counsel to Occidental or any member of senior management or was a significant customer or supplier of Occidental;

o Has no personal service contract with Occidental or a member of senior management;

o Is not employed by a company of which an executive officer of Occidental is a director;

o Has not had a business relationship with Occidental required to be disclosed under Securities and Exchange Commission regulations other than for service as a director or for which no more than de minimis remuneration was received in any one year;

o Is not affiliated with a not-for-profit entity that receives significant contributions from Occidental;

o Has not had any of the relationships described above with an affiliate of Occidental; and

o    Is not a member of the immediate family of any person described above.

TENURE: Each director will be elected for a term of one year.

RETIREMENT: No person 72 or older will be elected a director.

DIRECTOR COMPENSATION: Compensation for directors shall promote ownership of Occidental's stock to align the interests of directors and stockholders. For 2000, subject to the proposed amendment of the 1996 Restricted Stock Plan for Non-Employee Directors, each director will receive a grant of 2,500 shares of common stock, plus an additional 200 shares of common stock for each committee chaired, in addition to the cash retainer described below under "Information Regarding the Board of Directors and its Committees."

EXECUTIVE SESSIONS: The Independent Directors will hold an executive session at least once a year at which employee directors are not present.

BOARD ADVISORS: The Committees of the Board shall have standing authorization, on their own decision, to retain legal or other advisors of their choice, which advisors shall report directly to the Committee that retained them.

LEAD INDEPENDENT DIRECTOR: The Board shall designate a Lead Independent Director to coordinate the activities of the Independent Directors and, in addition, to perform the following duties:

o Advise the Chairman as to an appropriate schedule of Board meetings and the receipt of information from management;

o Provide the Chairman with input on agendas for the Board and Committee meetings;

o Recommend to the Chairman the retention of consultants who report directly to the Board;

o Assist in assuring compliance with the corporate governance policies and recommend revisions to the policies;

o Coordinate, develop the agenda for and moderate executive sessions of the Independent Directors;

o Evaluate, along with the members of the Compensation Committee and the full Board, the Chief Executive Officer's performance; and

o    Recommend to the Chairman the membership of the various Board Committees.

MEMBERSHIP OF COMMITTEES: The Nominating and Corporate Governance Committee, the Compensation Committee and the Audit Committee will be comprised entirely of Independent Directors.

BOARD DIVERSITY: The Board is committed to achieving a diverse and broadly inclusive membership by creating equal opportunity for men and women of every race, color, religion, ethnicity, national origin and cultural background.

MEETINGS: The Board will hold at least six regularly scheduled meetings each year.

PERFORMANCE CRITERIA: The Board will establish performance criteria for itself and, on a regular basis, will evaluate each director and the overall Board. Board evaluation will include an assessment of whether the Board has the necessary diversity of skills, backgrounds, experiences, etc. to meet Occidental's needs. Individual director evaluations will include high standards for in-person attendance at Board and Committee meetings and consideration of absences.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE: The following guidelines govern the conduct of the Nominating and Corporate Governance Committee:

o In consultation with the Chairman of the Board and Chief Executive Officer, the Committee will make recommendations to the Board concerning the size and needs of the Board.

o In consultation with the Chairman of the Board and Chief Executive Officer, the Committee will consider candidates to fill vacant Board positions. Candidates will be selected for their character, judgment, business experience, time commitment and acumen.

o The Committee will meet with each prospective new Board nominee and then will decide whether or not such individual shall be nominated for membership to the Board. Final approval of nominees shall be determined by the full Board.

o In consultation with the Chairman of the Board and Chief Executive Officer, the Committee will be responsible for the periodic review and interpretation of the corporate governance policies and these guidelines, as well as consideration of other corporate governance issues that, from time to time, merit consideration by the entire Board.

o The Committee will consider policies relating to the Board and directors, including committee structure and size, share ownership and retirement and resignation.

COMPENSATION PRINCIPLES: The following principles govern all compensation paid by Occidental to directors, officers and employees:

o Compensation arrangements shall emphasize pay for performance and encourage retention of those employees who enhance Occidental's performance;

o Compensation arrangements shall promote ownership of Occidental's stock to align the interests of management and stockholders;

o Compensation arrangements shall maintain an appropriate balance between base salary and long-term and annual incentive compensation;

o In approving compensation, the recent compensation history of the executive, including special or unusual compensation payments, shall be taken into consideration;

o Cash incentive compensation plans for senior executives shall link pay to achievement of financial goals set in advance by the Compensation Committee;

o The Compensation Committee shall set annual and long-term performance goals for the Chairman of the Board and Chief Executive Officer and evaluate his performance against such goals and the performance of the Company's peer companies; and

o The Compensation Committee shall meet at least once a year in executive session, without the Chief Executive Officer.

OTHER GOVERNANCE MEASURES
--------------------------------------------------------------------------------

ANTI-TAKEOVER MEASURES: Occidental does not have a poison pill, classified board or similar anti-takeover devices.

CONFIDENTIAL VOTING: All proxies, ballots and other voting material that identify how a stockholder voted are kept confidential except to permit tabulation by an independent tabulator, to comply with law, to satisfy a stockholder's request for disclosure, in connection with a contested proxy solicitation or if a stockholder writes a comment on a proxy card or ballot.

CODE OF BUSINESS CONDUCT: On February 13, 1997, the Board of Directors adopted a comprehensive Code of Business Conduct applicable to all directors, officers and employees that reaffirms Occidental's commitment to high standards of ethical conduct and reinforces Occidental's business ethics, policies and procedures. The Audit Committee is responsible for monitoring compliance with the Code of Business Conduct.

                              ELECTION OF DIRECTORS
                                    o   o   o

     Unless otherwise specified on the proxy card, proxies received will be voted FOR Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, John E. Feick,
J. Roger Hirl, Dr. Ray R. Irani, Dr. Dale R. Laurance, Irvin W. Maloney, Rodolfo Segovia, Aziz D. Syriani and Rosemary Tomich to serve for a one-year term ending at the 2001 annual meeting, but, in any event, until his or her successor is elected and qualified, unless ended earlier due to death, resignation, disqualification or removal from office. In the event any nominee should be unavailable at the time of the meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

    The following biographical information is furnished with respect to each of the nominees for election at the 2000 annual meeting.


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[PHOTOGRAPH]                            RONALD W. BURKLE, 47

                                        Mr. Burkle is the managing partner and
                                        majority owner of The Yucaipa Companies, a private investment firm that invests primarily its own capital. He is also the largest shareholder of Golden State Foods, the largest supplier of food products to McDonald's. Mr. Burkle is a member of the board and chairman of the executive committee of The Kroger Company and also a director of Kaufman and Broad Home Corporation.

                                        Director since 1999

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[PHOTOGRAPH]                            JOHN S. CHALSTY, 66

                                        Mr. Chalsty has been Chairman of
                                        Donaldson, Lufkin & Jenrette, Inc., an
                                        investment banking firm, since 1996 and
                                        served as President and Chief Executive
                                        Officer from 1986 to 1996. He is also a
                                        director of AXA Financial, Inc., Sappi,
                                        Ltd. and IBP, inc.

                                        Director since 1996

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[PHOTOGRAPH]                            EDWARD P. DJEREJIAN, 61

                                        Ambassador Djerejian has been founding
                                        Director of the James A. Baker III
                                        Institute for Public Policy at Rice
                                        University since 1994. Before that, he
                                        had a career in foreign service that
                                        included serving as United States
                                        Ambassador to Israel from 1993 to 1994,
                                        as Assistant Secretary of State for Near
                                        Eastern Affairs from 1991 to 1993 and as U.S. Ambassador to the Syrian Arab Republic from 1988 to 1991. Ambassador Djerejian is also a director of GLG Universal Investments and Global Industries, Ltd.

                                        Director since 1996

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[PHOTOGRAPH]                            JOHN E. FEICK, 56

                                        Since 1995, Mr. Feick has been
                                        President, Chief Executive Officer and a major stockholder of Matrix Solutions Inc., a provider of environmental remediation and reclamation services. He is also chairman and a partner in Kemex Engineering Services, Ltd., which offers engineering and design services to the petrochemical, refining and gas processing industries. He was president and chief operating officer of Novacor Chemicals, a subsidiary of Nova Corporation, from 1984 to 1994. Mr. Feick is also a director of Canadian Occidental Petroleum Ltd. and Fort Chicago Energy Partners L.P.

                                        Director since 1998

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[PHOTOGRAPH]                            J. ROGER HIRL, 68

                                        Mr. Hirl has been President and Chief
                                        Operating Officer of Occidental Chemical
                                        Corporation since 1983, its Chief
                                        Executive Officer since 1991 and an
                                        Executive Vice President of Occidental
                                        since 1984. He is also a director of the Armand Products Company.

                                        Director since 1988

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[PHOTOGRAPH]                            DR. RAY R. IRANI, 65

                                        Dr. Irani has been Chairman and Chief
                                        Executive Officer of Occidental since
                                        1990 and a director since 1984. He
                                        served as President from 1984 until July
                                        1996. He was Chief Operating Officer
                                        from 1984 to 1990. He was Chairman of
                                        the Board of Directors of Canadian
                                        Occidental Petroleum Ltd. from 1987 to
                                        1999, and he has been Honorary Chairman
                                        of the Board of Directors since 1999.
                                        Dr. Irani is also a director of Cedars
                                        Bank and Kaufman and Broad Home
                                        Corporation.

                                        Director since 1984

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[PHOTOGRAPH]                            DR. DALE R. LAURANCE, 54

                                        Dr. Laurance has been President of
                                        Occidental since 1996 and a director of
                                        Occidental since 1990. He was Senior
                                        Operating Officer from 1990 to 1999.
                                        Since 1999, he has been President and
                                        Chief Executive Officer of Occidental
                                        Oil and Gas Holding Corporation. He is
                                        also a director of Canadian Occidental
                                        Petroleum Ltd. and Jacobs Engineering
                                        Group Inc.

                                        Director since 1990

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[PHOTOGRAPH]                            IRVIN W. MALONEY, 69

                                        From 1992 until his retirement in 1998,
                                        Mr. Maloney was President and Chief
                                        Executive Officer of Dataproducts
                                        Corporation, which designs, manufactures and markets printers and supplies for computers.

                                        Director since 1994

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[PHOTOGRAPH]                            RODOLFO SEGOVIA, 63

                                        Mr. Segovia is on the Executive
                                        Committee of Inversiones Sanford, a
                                        diversified investment group with
                                        emphasis in petrochemicals, specialty
                                        chemicals and plastics, where, from 1994 until 1996, he was a managing partner.
                                        A former president of the Colombian
                                        national oil company (Ecopetrol) and
                                        Minister and Senator of the Republic of
                                        Colombia, he has been president and CEO
                                        of Sanford's PVC company and, from 1996
                                        to 1998, of its polypropylene venture.
                                        In 1999, he was visiting Professor of
                                        Management at Lehigh University.

                                        Director since 1994

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[PHOTOGRAPH]                            AZIZ D. SYRIANI, 57

                                        Mr. Syriani has served since 1978 as the President and Chief Operating Officer of The Olayan Group, a diversified trading, services and investment organization with activities and interests in the Middle East and elsewhere. Mr. Syriani is also a director of The Credit Suisse Group.

                                        Director since 1983
                                        Lead Independent Director since 1999

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[PHOTOGRAPH]                            ROSEMARY TOMICH, 62

                                        Miss Tomich has been owner of the Hope
                                        Cattle Company since 1958 and the A. S.
                                        Tomich Construction Company since 1970.
                                        She is also Chairman of the Board of
                                        Directors and Chief Executive Officer,
                                        Livestock Clearing, Inc. and was a
                                        founding director of the Palm Springs
                                        Savings Bank. Miss Tomich is also a
                                        member of the Advisory Board of the
                                        University of Southern California School of Business Administration and on the UCLA Foundation Board of Councillors.

                                        Director since 1980

         INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
--------------------------------------------------------------------------------

  LEAD INDEPENDENT DIRECTOR                COMPENSATION COMMITTEE
       Aziz D. Syriani                         Ronald W. Burkle
                                          Irvin W. Maloney (chairman)
     EXECUTIVE COMMITTEE                        Rosemary Tomich
 Dr. Ray R. Irani (chairman)
    Dr. Dale R. Laurance           NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
       Aziz D. Syriani                        Edward P. Djerejian
       Rosemary Tomich                    Aziz D. Syriani (chairman)
                                                Rosemary Tomich

       AUDIT COMMITTEE              ENVIRONMENT, HEALTH & SAFETY COMMITTEE
      Irvin W. Maloney                        Edward P Djerejian
       Aziz D. Syriani                           John E. Feick
 Rosemary Tomich (chairman)               Rodolfo Segovia (chairman)
                                                 Rosemary Tomich

--------------------------------------------------------------------------------

     The Board of Directors held seven regular meetings during 1999. Each director attended at least 75 percent of the meetings of the Board of Directors and the committees of which he or she was a member.

     In 1999, the Board of Directors had a Lead Independent Director and five standing committees: Executive; Audit; Compensation; Nominating and Corporate Governance; and Environmental, Health and Safety. The general duties of the Lead Independent Director and the committees are described below. From time to time, the Board of Directors delegates additional duties to the standing committees.

     The Lead Independent Director coordinates the activities of the independent directors, advises the Chairman on the schedule and agenda for Board meetings, assists in assuring compliance with Occidental's corporate governance policies, assists the Compensation Committee in evaluating the Chairman's performance and recommends to the Chairman membership of the various Board committees.

     The Executive Committee, to the extent permitted by law, exercises the powers of the Board of Directors with respect to the management of the business and affairs of Occidental between meetings of the Board of Directors. The Executive Committee acted once by unanimous written consent in lieu of a meeting during 1999.

     The Audit Committee recommends the firm of independent public accountants to audit the consolidated financial statements, books, records and accounts of Occidental and its subsidiaries; discusses the scope and results of the audit with the independent public accountants; discusses Occidental's financial accounting and reporting principles and the adequacy of Occidental's internal accounting, financial and operating controls with the accountants and with management; reviews all reports of internal audits submitted to the Audit Committee and management's responses thereto; reviews the appointment of the senior internal auditing executive; and oversees all matters relating to Occidental's compliance program. The Audit Committee held six meetings in 1999.

     The Compensation Committee administers Occidental's stock-based incentive compensation plans, including selecting participants, making grants and setting performance targets; periodically reviews the performance of the plans and their rules; reviews and approves the annual salaries, bonuses and other benefits of all executive officers; reviews new executive compensation programs; and periodically reviews the operation of existing executive compensation programs as well as policies for the administration of executive compensation. The Compensation Committee held five meetings and acted once by unanimous written consent in 1999. The Compensation Committee's report on executive compensation begins at page 15.

     The Nominating and Corporate Governance Committee recommends candidates for election to the Board and, in addition, is responsible for corporate governance as described above under "Corporate Governance Policies." The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders if the stockholder recommendations are forwarded to the Secretary of Occidental and are otherwise in compliance with Occidental's By-laws. Under Occidental's By-laws, nominations for directors, other than those made by the Board of Directors, must be received 70 to 90 days prior to the anniversary date of the prior year's annual meeting. If the meeting date is not within 30 days of the anniversary date, the nomination must be received not later than the tenth day following the earlier of the day on which the notice of the meeting date was mailed or the day public disclosure of the new date was made. The stockholder's nomination must include the information required by the By-laws. The Nominating and Corporate Governance Committee held two meetings in 1999.

     The Environmental, Health and Safety Committee reviews and discusses with management the status of health, environment and safety issues, including compliance with applicable laws and regulations, the results of internal compliance reviews and remediation projects; and reports periodically to the Board on environmental, health and safety matters affecting Occidental and its subsidiaries. The Environmental, Health and Safety Committee held six meetings in 1999.

COMPENSATION OF DIRECTORS

     Non-employee directors are paid a retainer of $25,000 per year, plus $1,000 for each meeting of the Board of Directors or of its committees they attend and, pursuant to the 1996 Restricted Stock Plan for Non-Employee Directors, currently receive an annual grant of 2,000 shares of Common Stock, plus an additional 200 shares of Common Stock for each committee he or she chairs. If the amendment of the 1996 Restricted Stock Plan for Non-Employee Directors is approved, the annual grant will increase to 2,500 shares. In addition, Occidental pays the premiums for one non-employee director who participates in the Occidental Petroleum Corporation Insured Medical Plan and, subject to availability, permits directors to make use of company aircraft. One director also received $1,000 for each meeting of the directors of the Occidental Petroleum Charitable Foundation, Inc. she attended. The Foundation held two meetings in 1999. Employee directors do not receive compensation for serving as directors.

CERTAIN RELATIONS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     Occidental from time to time uses the services of various investment banking firms, including Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), of which Mr. Chalsty is Chairman. The compensation paid to DLJ for services rendered to Occidental during 1999 did not exceed five percent of DLJ's consolidated gross revenues for its last full fiscal year.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, Occidental's executive officers, directors and any beneficial owner of more than 10 percent of any class of Occidental's equity securities are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of common stock. Copies of such reports are required to be furnished to Occidental. Based solely on its review of the copies of the reports furnished to Occidental, or written representations that no reports were required, Occidental believes that, during 1999, all persons required to report complied with the Section 16(a) requirements.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                                    o   o   o

     At the close of business on March 10, 2000, the beneficial owners of common stock shown below were the only persons known to Occidental to be the beneficial owners of five percent or more of any class of the outstanding voting securities of Occidental.

-------------------------------------------------------------------
                                        AMOUNT AND
                                         NATURE OF
NAME AND ADDRESS                        BENEFICIAL        PERCENT
OF BENEFICIAL OWNER                      OWNERSHIP        OF CLASS
-------------------------------------------------------------------
Sanford C. Bernstein & Co. Inc.         44,072,187(1)         12%
  767 Fifth Avenue
  New York, New York 10153

Barrow, Hanley, Mewhinney &             30,275,064(2)        8.7%
Strauss, Inc.
  One McKinney Plaza
  3232  McKinney Avenue, 15th Floor
  Dallas, Texas 75024-2429.

FMR Corp.                               29,828,044(3)        8.1%
  82 Devonshire Street
  Boston, Massachusetts 02109
-------------------------------------------------------------------

     (1) Pursuant to the Schedule 13G filed as of February 9, 2000, with the Securities and Exchange Commission ("SEC"), Sanford C. Bernstein & Co. Inc. has sole voting power for 22,157,513 shares, shared voting power for 5,084,431 and sole investment power for all of the shares.

     (2) Pursuant to the Schedule 13G filed as of February 8 2000, with the SEC, Barrow, Hanley, Mewhinney & Strauss, Inc. has sole voting power for 7,164,300 shares, shared voting power for 23,110,764 shares and sole investment power for all of the shares. Occidental has been advised that 20,894,900 of the shares (5.68% of the class) are held by Barrow, Hanley as manager of Vanguard Windsor Funds - Vanguard Windsor II Fund.

     (3) Pursuant to the Schedule 13G filed with the SEC as of February 14, 2000, FMR Corp. has sole voting power for 417,414 shares and sole investment power for all of the shares.

     The following table sets forth certain information regarding the beneficial ownership of common stock as of February 29, 2000, by each of the named executive officers, the directors of Occidental and all executive officers and directors as a group. None of the foregoing persons owned any other class of Occidental's equity securities.

----------------------------------------------------------------------
                           AMOUNT AND NATURE
NAME OF                       OF BENEFICIAL         PERCENT OF CLASS
BENEFICIAL OWNER              OWNERSHIP(1)          (COMMON STOCK)(2)
----------------------------------------------------------------------
Ronald W. Burkle                  2,000
John S. Chalsty                   6,640
Stephen I. Chazen               286,335
Donald P. de Brier              269,590
Edward P. Djerejian               2,806
John E. Feick                     3,000
J. Roger Hirl                   352,158
Ray R. Irani                  2,169,790
Dale R. Laurance                593,437
Irvin W. Maloney                  5,658
Rodolfo Segovia                   9,115(3)
Aziz D. Syriani                   4,750
Rosemary Tomich                   8,050
----------------------------------------------------------------------
All executive officers
and directors as a
group (23 persons)            4,909,624(4)                1.31%
----------------------------------------------------------------------

     (1) Does not include share units or shares acquired after December 31, 1999, under the Occidental Petroleum Corporation Savings Plan (the "Savings Plan") or the Dividend Reinvestment Plan, respectively. Each executive officer and director possesses sole voting and investment power with respect to the shares listed, except for 235,889 shares held by Dr. Irani, 68,276 shares held by Dr. Laurance, 7,974 shares held by Mr. Hirl, 49,560 shares held by Mr. Chazen and 55,122 shares held by Mr. de Brier, for which investment power had not vested pursuant to the Occidental Petroleum Corporation 1995 Incentive Stock Plan and 2,000 shares held by Mr. Burkle, 1,640 shares held by Mr. Chalsty, 2,606 shares held by Mr. Djerejian, 2,000 shares held by Mr. Feick, 2,750 shares held by Mr. Maloney, 2,917 shares held by Mr. Segovia, 3,750 shares held by Mr. Syriani and 3,550 shares held by Miss Tomich, for which investment power has not vested under the 1996 Restricted Stock Plan for Non-Employee Directors. Shares shown also include the following shares subject to options exercisable on February 29, 2000, or becoming exercisable within 60 days thereafter: Dr. Irani, 1,391,668 shares; Dr. Laurance, 410,001 shares; Mr. Hirl, 285,001 shares; Mr. Chazen, 223,335 shares and Mr. de Brier, 193,335 shares.

     (2) Less than one percent for each person listed.

     (3) Holdings include 5,000 shares held by Mr. Segovia as trustee for the benefit of his children.

     (4) Holdings include 3,493,918 shares that certain executive officers and directors could acquire upon the exercise of options exercisable on February 29, 2000, or becoming exercisable within 60 days thereafter, as well as 439,716 shares issued pursuant to the 1995 Incentive Stock Plan for which investment power had not vested.

                             EXECUTIVE COMPENSATION
                                    o   o   o

                               COMPENSATION TABLES

     Set forth below are tables showing: (1) in summary form, the compensation paid, for the years shown in the table, to Dr. Irani and the four other highest-paid executive officers of Occidental serving as executive officers on December 31, 1999; (2) the options and stock appreciation rights granted to such executives in 1999; (3) exercise and year-end value information pertaining to stock options and stock appreciation rights granted to such executives; and (4) long-term incentive plan awards granted and paid to such executives in 1999.


                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------------------------
                                        Annual Compensation                      Long-Term Compensation
                              ----------------------------------------  ----------------------------------------
                                                                                  Awards               Payouts
                                                                        ---------------------------  -----------
                                                           Other         Restricted    Securities
                                                          Annual(1)        Stock       Underlying       LTIP         All Other
Name and                        Salary       Bonus      Compensation     Award(s)(2)  Options/SARs    Payouts(3)    Compensation
Principal Position     Year      ($)          ($)           ($)             ($)           (#)            ($)            ($)
---------------------------------------------------------------------------------------------------------------------------------
Ray R. Irani,          1999   $1,200,000   $1,620,000    $  636,800(4)   $2,057,998      800,000      $       0   $   560,824(6)
Chairman and Chief     1998   $1,200,000   $        0    $        0      $  479,992      325,000      $       0   $   314,492(6)
Executive Officer      1997   $1,688,204   $1,420,000    $1,227,373(4)   $2,343,157    1,000,000(5)   $       0   $95,195,500(6)

Dale R. Laurance,      1999   $  950,000   $1,026,000    $   88,868(7)   $1,045,994      430,000      $ 331,836   $   300,893(8)
President              1998   $  950,000   $        0    $   71,146(7)   $  237,490      150,000      $       0   $   227,041(8)
                       1997   $  950,000   $  750,000    $  206,885(7)   $  217,504      750,000(5)   $       0   $17,240,374(8)

J. Roger Hirl,         1999   $  615,000   $  316,000    $   91,160(9)   $        0      265,000      $ 204,010   $   206,358(10)
Executive Vice         1998   $  615,000   $        0    $   91,047(9)   $  106,199      100,000      $       0   $   118,324(10)
President              1997   $  590,000   $  380,000    $   92,352(9)   $  101,705      395,000(5)   $       0   $   116,559(10)

Stephen I. Chazen,     1999   $  520,000   $  468,000    $        0      $  499,998      290,000      $ 136,627   $   172,699(11)
EVP and Chief          1998   $  520,000   $        0    $        0      $   86,413      100,000      $       0   $    99,950(11)
Financial Officer      1997   $  480,000   $  380,000    $        0      $  568,395      385,000(5)   $       0   $    90,096(11)

Donald P. de Brier     1999   $  500,000   $  450,000    $        0      $  999,996      220,000      $ 164,696   $    79,635(12)
EVP, General Counsel   1998   $  500,000   $        0    $        0      $   86,413       80,000      $       0   $    79,079(12)
and Secretary          1997   $  480,000   $  370,000    $        0      $   83,679      300,000(5)   $       0   $    75,930(12)
---------------------------------------------------------------------------------------------------------------------------------

     (1) "0" indicates that, for the year indicated, the executive officer listed did not receive perquisites or other personal benefits, securities or property that exceeded the lesser of $50,000 or 10 percent of the salary and bonus for such officer.

     (2) Includes awards made in January 1999 to each of the executive officers listed pursuant to the Occidental Petroleum Corporation 1995 Incentive Stock Plan, subject to a four-year restricted period. During the restricted periods, dividends are paid on the shares awarded. As of December 31, 1999, Dr. Irani held 443,036 shares of restricted stock, having a value of $9,580,654; Dr. Laurance 96,468 shares, having a value of $2,086,121; Mr. Hirl 23,680 shares, having a value of $512,080; Mr. Chazen 59,907 shares, having a value of $1,295,489; and Mr. de Brier 67,554 shares, having a value of $1,460,855.

     (3) The payout was determined based on a peer company comparison of total stockholder return. See "Report of the Compensation Committee" at page 15 for information concerning the amendment of the awards to replace the original peer group that had become unsuitable. "0" indicates that, for the year indicated, no grant was made.

     (4) Includes for 1999 and 1997, respectively, unless otherwise noted:
$486,918 and $1,026,877 of reimbursements, pursuant to Dr. Irani's employment agreement prior to its amendment, for state income tax expenditures for periods prior to the amendment of his contract; $54,882 and $11,670 for club dues; $95,000 and $10,132 for tax preparation services; $87,745 for financial planning services (1997 only); $75,462 for legal services (1997 only); and $15,487 for use of company aircraft (1997 only).

     (5) See "Report of the Compensation Committee" at page 15 for information concerning the amendment of the termination and vesting provisions of certain of these options.

     (6) Includes for 1999, 1998 and 1997, respectively, unless otherwise noted:
$95,000,000 (1997 only) for restructuring employment contract; $122,472, $123,065 and $107,134 of director's fees paid by an equity investee of Occidental; $7,200, $7,200 and $7,200 credited pursuant to the Occidental Petroleum Corporation Savings Plan (the "Savings Plan"); $13,200, $13,200 and $13,200 credited pursuant to the Occidental Petroleum Corporation Retirement Plan (the "Retirement Plan"), a tax-qualified, defined contribution plan that provides retirement benefits for salaried employees of Occidental and certain of its subsidiaries; $133,785, $133,680 and $37,899 credited pursuant to the Occidental Petroleum Corporation Senior Executive Supplemental Retirement Plan (the "Senior Retirement Plan"), a nonqualified plan that was established to provide designated senior executives of Occidental and its subsidiaries with benefits that will compensate them for certain limitations imposed by federal law on contributions that may be made pursuant to the Retirement Plan and Savings Plan; and $284,167, $37,347 and $30,067 of accrued interest on deferred compensation.

     (7) Includes for 1999, 1998 and 1997, respectively, unless otherwise noted, $34,999, $11,001 and $87,982 for club membership and dues; $75,462 (1997 only)
for legal services; $48,795, $59,145 and $42,441 for personal use of company aircraft; and $5,074, $1,000 and $1,000 for tax preparation services.

     (8) Includes for 1999, 1998 and 1997, respectively, unless otherwise noted:
$17,000,000 (1997 only) for restructuring employment contract; $67,872, $58,956 and $67,987 of director's fees paid by an equity investee of Occidental; $7,200, $7,200 and $7,200 credited pursuant to the Savings Plan; $13,200, $13,200 and $13,200 credited pursuant to the Retirement Plan; $134,497, $132,930 and $133,080 credited pursuant to Senior Retirement Plan; and $78,124, $14,755 and $18,907 of accrued interest on deferred compensation.

     (9) Includes for 1999, 1998 and 1997, respectively, unless otherwise noted:
$48,011, $53,077 and $61,807 for personal use of company aircraft; $3,300, $10,251 and $550 for tax and financial planning services; $36,360, $25,434 and $23,505 for club dues; $3,489, $2,285 and $1,072 for automobile maintenance; and $5,418 (1997 only) for spousal travel.

     (10) Includes for 1999, 1998 and 1997, respectively, unless otherwise noted: $7,200, $7,200 and $7,200 credited pursuant to the Savings Plan; $11,600, $11,600 and $11,600 credited pursuant to the Retirement Plan; $80,068, $79,255 and $75,280 credited pursuant to the Senior Retirement Plan; and $107,490, $20,269 and $22,479 of accrued interest on deferred compensation.

     (11) Includes for 1999, 1998 and 1997, respectively, unless otherwise noted: $7,200, $7,200 and $7,200 credited pursuant to the Savings Plan; $13,200, $13,200 and $13,200 credited pursuant to the Retirement Plan; $62,580, $61,980 and $55,530 credited pursuant to the Senior Retirement Plan; and $89,719, $17,170 and $14,166 of accrued interest on deferred compensation.

     (12) Includes for 1999, 1998 and 1997, respectively, unless otherwise noted: $7,200; $7,200 and $7,200 credited pursuant to the Savings Plan; $13,200, $13,200 and $13,200 credited pursuant to the Retirement Plan; and $59,235, $58,679 and $55,530 credited pursuant to the Senior Retirement Plan.

                            OPTION/SAR GRANTS IN 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Potential Realizable Value
                                    Number          Percent of Total                                    at Assumed Annual Rates
                                 of Securities        Options/SARs                                    of Stock Price Appreciation
                              Underlying Options/      Granted to      Exercise or                         for Option Term(4)
                                SARs Granted(1)       Employees in     Base Price(2)   Expiration   --------------------------------
Name                                  (#)                 1999           ($/Share)       Date(3)           5%               10%
------------------------------------------------------------------------------------------------------------------------------------
Ray R. Irani                          6,720              0.13%            $14.875       2/16/09     $       62,864   $       159,311
                                    293,280              5.61%            $14.875       2/16/09     $    2,743,578   $     6,952,765
                                    500,000              9.58%            $20.500       7/13/09     $    6,446,170   $    16,335,860

Dale R. Laurance                      6,720              0.13%            $14.875       2/16/09     $       62,864   $       159,311
                                    123,280              2.36%            $14.875       2/16/09     $    1,153,261   $     2,922,589
                                    300,000              5.75%            $20.500       7/13/09     $    3,867,702   $     9,801,516

J. Roger Hirl                         6,720              0.13%            $14.875       2/16/09     $       62,864   $       159,311
                                     83,280              1.60%            $14.875       2/16/09     $      779,068   $     1,974,312
                                    175,000              3.35%            $20.500       7/13/09     $    2,256,159   $     5,717,551

Stephen I. Chazen                     6,720              0.13%            $14.875       2/16/09     $       62,864   $       159,311
                                     83,280              1.60%            $14.875       2/16/09     $      779,068   $     1,974,312
                                    200,000              3.83%            $20.500       7/13/09     $    2,578,468   $     6,534,344

Donald P. de Brier                    6,720              0.13%            $14.875       2/16/09     $       62,864   $       159,311
                                     63,280              1.21%            $14.875       2/16/09     $      591,972   $     1,500,174
                                    150,000              2.87%            $20.500       7/13/09     $    1,933,851   $     4,900,758

All Stockholders as a Group           n/a                 n/a               n/a           n/a       $4,556,830,552   $11,547,903,008
------------------------------------------------------------------------------------------------------------------------------------

     (1) In February 1999, each of the named executive officers received a simultaneous grant of Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NQSOs") and another grant of NQSOs in July 1999. The ISOs are listed first in the foregoing table and the NQSOs are listed second and third. The ISOs and NQSOs were granted subject to a three-year vesting period, with approximately one-third of the options granted becoming exercisable each year commencing on the first anniversary of the grant date and ending on the third anniversary. The vesting and exercisability of the options will be accelerated in the event of a Change of Control (as defined in the 1995 Incentive Stock
Plan) and, in the case of the NQSOs awards in July 1999, if the closing price of the common stock as reported in the New York Stock Exchange - Composite Transactions is at least $25.00 for twenty consecutive trading days. No stock appreciation rights were granted in 1999.

     (2) Options are granted at market price on the day of the grant. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

     (3) The options were granted for terms of 10 years, in each case subject to earlier termination upon the termination of an optionee's employment; after which termination, the options that have vested remain exercisable (depending on the cause of termination) for a period of up to the remaining term of each option in the case of ISOs and NQSOs. However, under the provisions of their respective employment agreements, the options granted to Drs. Irani and Laurance become fully vested immediately in the event of termination by Occidental and are then exercisable as if the termination were due to retirement. Under the terms of their respective employment agreements, the options granted to Messrs. Hirl and de Brier continue to vest and are exercisable for the remaining term of the agreement. See "Employment Agreements" below.

     (4) The dollar amounts in these columns are the result of calculations at the 5% and 10% annual appreciation rates for the term of the options (10 years) as required by the Securities and Exchange Commission, and therefore are not intended to predict future appreciation, if any, in the price of Occidental common stock. The dollar amounts for all stockholders as a group are based on the July 1999 option grant.

                    AGGREGATED OPTIONS/SAR EXERCISES IN 1999
                     AND DECEMBER 31, 1999 OPTION/SAR VALUES

-----------------------------------------------------------------------------------------------------------------
                                                        Number of Securities           Value of Unexercised
                                                       Underlying Unexercised        In-the-Money Options/SARs
                        Shares                        Options/SARs at 12/31/99            at 12/31/99(2)
                       Acquired         Value      ------------------------------  ------------------------------
                      on Exercise    Realized(1)    Exercisable    Unexercisable    Exercisable    Unexercisable
Name                      (#)            ($)            (#)             (#)             ($)             ($)
-----------------------------------------------------------------------------------------------------------------
Ray R. Irani               0             $0          1,291,668       1,883,332      $1,312,500      $2,587,500

Dale R. Laurance           0             $0            366,667       1,213,333      $  238,125      $1,215,000

J. Roger Hirl              0             $0            255,001         679,999      $  175,000      $  804,375

Stephen I. Chazen          0             $0            193,335         701,665      $  193,750      $  832,500

Donald P. de Brier         0             $0            170,001         539,999      $   77,500      $  641,250
-----------------------------------------------------------------------------------------------------------------

     (1) Represents the difference between the closing price of the common stock on the New York Stock Exchange on the exercise date and the option exercise price.

     (2) The value of unexercised in-the-money options is calculated by multiplying the number of underlying shares by the difference between the closing price of the common stock on the New York Stock Exchange at 12/31/99 and the option exercise price.

                  LONG-TERM INCENTIVE PLAN -- AWARDS IN 1999(1)

----------------------------------------------------------------------------------------------------------------
                                                                        Estimated Future Payouts Under
                       Number of Shares,    Performance or                Non-Stock Price-Based Plans
                           Units or           Other Period     -------------------------------------------------
                         Other Rights       Until Maturation      Threshold         Target           Maximum
Name                         (#)               or Payout        (# of shares)    (# of shares)    (# of shares)
----------------------------------------------------------------------------------------------------------------
Ray R. Irani                99,556              4 years(2)            0             99,556           199,112

Dale R. Laurance            56,296              4 years(2)            0             56,296           112,592

J. Roger Hirl               25,511              4 years(3)            0             25,511            51,022

Stephen I. Chazen           21,570              4 years               0             21,570            43,140

Donald P. de Brier          20,741              4 years(3)            0             20,741            41,487
----------------------------------------------------------------------------------------------------------------

     (1) Performance Stock Awards were made in January 1999 pursuant to the 1995 Incentive Stock Plan. The number of shares received at the end of the performance period will depend on the attainment of performance objectives based on a peer company comparison of total stockholder return. Depending on Occidental's ranking among its peers and subject to the grantee remaining employed throughout the performance period, the grantee receives shares of common stock in an amount ranging from 0% to 200% of the Target Share Award; provided, however, if the grantee dies, becomes disabled or retires during the performance period, then the right to receive more than the Target Shares is forfeited and a portion of the Target Shares is forfeited depending on the days remaining in the performance period. During the performance period, dividend equivalents are credited on the Target Shares in an amount equal to the per share dividend declared per share of common stock and cash equal to the dividend equivalent is paid to the grantees. In the event of a Change of Control (as defined in the 1995 Incentive Stock Plan), the grantee's right to receive the number of Target Shares becomes nonforfeitable.

     (2) Under the terms of their respective employment agreements, any long-term incentive awards granted to Drs. Irani and Laurance become fully vested immediately in the event of termination by Occidental. See "Employment Agreements" below.

     (3) Under the terms of their respective employment agreements, the performance period for the entire award granted to Messrs. Hirl and de Brier continues after termination of employment for the remaining term of the agreement. See "Employment Agreements" below.

EMPLOYMENT AGREEMENTS
--------------------------------------------------------------------------------

     The following are summaries of the employment agreements between Occidental and the executive officers named in the Compensation Tables. Copies of the agreements are available as exhibits to Occidental's periodic reports filed with the Securities and Exchange Commission.

DR. IRANI

     On September 11, 1997, Dr. Irani entered into an amended and restated employment agreement with Occidental. The agreement, as amended, is for a five-year term with an annual salary at a minimum rate of $1,200,000, subject to annual increase (and, as part of across-the-board reductions for other officers, decrease) at the reasonable discretion of the Board of Directors and the Compensation Committee. In addition, Dr. Irani is eligible for a discretionary annual cash bonus and to participate in Occidental's qualified and nonqualified retirement plans, its incentive stock plan, deferred compensation plan and any future performance plans adopted by Occidental as well as any group life insurance, medical care (including coverage for his wife and children), disability and other plans or benefits which Occidental may provide for him. Prior to his retirement, Dr. Irani will receive life insurance at least equal to three times his highest career annual salary plus, during the term of his employment, six weeks paid vacation each calendar year (which will accrue and for which he will be entitled to be paid for any accrued but unused vacation time upon termination of the agreement) and the minimum perquisites to which he was entitled prior to the effective date of his agreement other than reimbursement for state income tax. See also footnote (4) to the Compensation Table on page 10.

     Following his retirement or upon the termination of his employment by Occidental, Dr. Irani will continue to receive life insurance equal to twice his highest career annual salary, medical benefits and tax and financial planning services no less favorable than those provided to him prior to such retirement or termination. If Dr. Irani is married at the time of his death, his wife will be entitled, for the remainder of her life, to continuation of medical benefits throughout her life. If Dr. Irani is terminated by Occidental for any reason, or if Dr. Irani terminates employment because Occidental materially breaches the agreement, then if such event occurs on or prior to September 11, 2000, Dr. Irani is entitled to receive three times his highest annual salary and bonus (subject to certain offsets in the case of termination due to disability) without obligation to mitigate and, if such event occurs after September 11, 2000, but on or before September 11, 2002, he is entitled to receive two times his highest annual salary and bonus (subject to certain offsets in the case of termination due to disability) without obligation to mitigate. In either such event of termination, Dr. Irani is also entitled to receive his medical, welfare and life insurance benefits; and if such termination is not due to death or disability, his existing perquisites and the full and immediate vesting of his restricted stock, stock options and any other long-term incentive benefits; provided that the options or stock appreciation rights shall be exercisable as if he had retired on such date and that nothing in his employment agreement affects his existing grant agreements. If after termination of his employment, Dr. Irani is not eligible to participate in Occidental's benefit plans as contemplated by his employment agreement, then Occidental will provide Dr. Irani with substantially equivalent benefits and will reimburse him for any additional tax liabilities incurred by him as a result of his receipt of such benefits.

     If Occidental materially breaches the agreement and does not cure the breach after notice thereof, Dr. Irani may terminate his employment and treat such occurrence as if it were a termination by Occidental; provided that it shall not be a material breach if, following the merger or sale of Occidental or substantially all of its assets, Dr. Irani continues to have substantially the same executive duties and reports to the acquirer's board of directors. The agreement also holds Dr. Irani harmless from the effects of any excise or other taxes payable under or as a result of Sections 280G and 4999 of the Internal Revenue Code of 1986 or comparable state law by reason of a change of control, including taxes payable on any amounts paid pursuant to this hold harmless provision. During and after the term of the agreement, Dr. Irani is entitled to the payment of all legal fees other than those of a purely personal nature. In addition, the agreement provides for additional indemnification for Dr. Irani to the fullest extent permitted by applicable law and for Occidental to maintain Directors' and Officers' liability insurance with policy limits aggregating not less than $100 million, insuring Dr. Irani against occurrences which occur during the term of the agreement.

DR. LAURANCE

     On September 11, 1997, Dr. Laurance entered into an amended and restated employment agreement with Occidental. The agreement, as amended, is for a five-year term with an annual salary at a minimum rate of $950,000, subject to annual increase (and, as part of across-the-board reductions for other officers, decrease) at the reasonable discretion of the Board of Directors and the Compensation Committee. In addition, Dr. Laurance is eligible for a discretionary annual cash bonus and to participate in Occidental's qualified and nonqualified retirement plans, its incentive stock plan, deferred compensation plan and any future performance plans adopted by Occidental as well as any group life insurance, medical care (including coverage for his wife and children), disability and other plans or benefits which Occidental may provide for him. Prior to his retirement, Dr. Laurance will receive life insurance at least equal to three times his highest career annual salary plus, during the term of his employment, the minimum perquisites to which he was entitled prior to the effective date of his agreement. See also footnote (7) to the Compensation Table on page 10.

     Following his retirement or upon the termination of his employment by Occidental, Dr. Laurance will continue to receive life insurance equal to twice his highest career annual salary, medical benefits no less favorable than those provided to Dr. Laurance prior to such retirement or termination, and tax and financial planning services. If Dr. Laurance is married at the time of his death, his wife will be entitled, for the remainder of her life, to continuation of medical benefits throughout her life. If Dr. Laurance is terminated by Occidental for any reason, or if Dr. Laurance terminates employment because Occidental materially breaches the agreement, then if such event occurs on or prior to September 11, 2000, Dr. Laurance is entitled to receive three times his highest annual salary and bonus (subject to certain offsets in the case of termination due to disability) without obligation to mitigate and, if such event occurs after September 11, 2000, but on or before September 11, 2002, he is entitled to receive two times his highest annual salary and bonus (subject to certain offsets in the case of termination due to disability) without obligation to mitigate. In either such event of termination, Dr. Laurance is also entitled to receive his medical, welfare and life insurance benefits; and if such termination is not due to death or disability, the full and immediate vesting of his restricted stock, stock options and any other long-term incentive benefits; provided that the options or stock appreciation rights shall be exercisable as if he had retired on such date and that nothing in his employment agreement affects his existing grant agreements. If after termination of his employment, Dr. Laurance is not eligible to participate in Occidental's benefit plans as contemplated by his employment agreement, then Occidental will provide Dr. Laurance with substantially equivalent benefits and will reimburse him for any additional tax liabilities incurred by him as a result of his receipt of such benefits.

     If Occidental materially breaches the agreement and does not cure the breach after notice thereof, Dr. Laurance may terminate his employment and treat such occurrence as if it were a termination by Occidental; provided that it shall not be a material breach if, following the merger or sale of Occidental or substantially all of its assets, Dr. Laurance continues to have substantially the same executive duties and reporting relationships. The agreement also holds Dr. Laurance harmless from the effects of any excise or other taxes payable under or as a result of Sections 280G and 4999 of the Internal Revenue Code of 1986 or comparable state law by reason of a change of control, including taxes payable on any amounts paid pursuant to this hold harmless provision. During and after the term of the agreement, Dr. Laurance is entitled to the payment of all legal fees other than those of a purely personal nature. In addition, the agreement provides for additional indemnification for Dr. Laurance to the fullest extent permitted by applicable law and for Occidental to maintain Directors' and Officers' liability insurance with policy limits aggregating not less than $100 million, insuring Dr. Laurance against occurrences which occur during the term of the agreement.

MR. HIRL

     Mr. Hirl has an employment agreement with Occidental for a term expiring in May 2002, providing for an annual salary of not less than $590,000. If Mr. Hirl's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under Occidental's Long-Term Disability Plan, Occidental will pay Mr. Hirl the difference between 60 percent of his annual salary and the maximum annual disability benefit, for so long as he remains eligible to receive disability benefits. In the event he is terminated without cause, Mr. Hirl will receive his then current base salary rate for a compensation period equal to the shorter of two years or the remaining term of his agreement with Occidental. During the compensation period, Mr. Hirl will continue to be eligible to participate in all employee benefit plans available to salaried employees and senior executives and to exercise options previously granted him that are or become exercisable. Following the compensation period, Mr. Hirl will continue as a consultant to Occidental until May 2002, at an annual salary of $50,000. During the compensation period and any consulting period, any stock awards granted prior to Mr. Hirl's termination will continue to vest in the same manner and in the same amounts as if he continued as a full-time employee.

MR. DE BRIER

     Mr. de Brier has an employment agreement with Occidental for a term expiring in May 2003, providing for an annual salary of not less than $500,000. If Mr. de Brier's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under Occidental's Long-Term Disability Plan, Occidental will pay Mr. de Brier the difference between 60 percent of his annual salary and the maximum annual disability benefit, for so long as he remains eligible to receive disability benefits. In the event he is terminated without cause, Mr. de Brier will receive his then current base salary rate for a compensation period equal to the shorter of two years or the remaining term of his agreement with Occidental. During the compensation period, Mr. de Brier will continue to be eligible to participate in all employee benefit plans available to salaried employees and senior executives and to exercise options previously granted him that are or become exercisable. During the compensation period, any stock awards granted prior to Mr. de Brier's termination will continue to vest in the same manner and in the same amounts as if he continued as a full-time employee.

REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

     The Compensation Committee of the Board of Directors is responsible for Occidental's executive compensation programs. The Committee is selected from members of the Board of Directors who are Independent Directors as defined above under "Corporate Governance Policies." This report is provided by the Committee to assist stockholders in understanding the philosophy and objectives underlying the compensation of Occidental's senior executives.

PHILOSOPHY

     Occidental's executive compensation programs are designed to attract and retain top-quality executive talent and also to provide incentives for them to enhance stockholder value. The Compensation Committee is guided by the principles in the "Corporate Governance Policies" described above and believes that the compensation of Occidental's executives should:

     o    be closely linked to business performance;

     o encourage stock ownership by executives to directly align executive interests with stockholder interests;

     o maintain an appropriate balance between base salary and annual cash and long-term incentive opportunities;

     o target a competitive total compensation level that is at or above the median pay levels of our peer companies; and

     o recognize and reward exceptional individual contributions to the success of Occidental.

     Occidental is firmly committed to the principle of pay-for-performance, and the programs described below are focused on increasing stockholder value by linking executive compensation to business performance.

EXECUTIVE COMPENSATION PROGRAMS

     Occidental's executive compensation programs are composed of three main elements:

     o    Base salary

     o    Annual cash incentives

     o    Long-term incentives

     Base salary and annual cash incentives are designed to attract and retain top quality executives and to recognize individual performance and achievement of business objectives each year. The value of long-term incentives is directly linked to the performance of the common stock and, therefore, to total stockholder return. Long-term incentives may take the form of stock options, stock appreciation rights, performance stock and restricted stock.

     In evaluating Occidental's executive compensation programs, the Compensation Committee solicits the services of outside compensation consultants and Occidental's compensation staff regarding plan design and industry pay practices. Occidental participates in a number of compensation surveys each year that are conducted by third-party compensation consulting firms. These surveys are focused primarily on major U.S. oil and chemical companies (including companies within the peer groups selected for the graph presented under the subheading "Performance Graphs").

CASH COMPENSATION

     In determining base salary levels, Occidental maintains an administrative framework of job levels into which positions are assigned based on internal comparability and external market data. Base salaries and the other components of compensation are reviewed annually and adjusted as appropriate to reward performance and maintain our competitive position.

     Since 1995, cash incentive awards have been granted under the Occidental Petroleum Corporation Executive Incentive Compensation Plan. Participation is determined by job level and is intended to reward individuals who have a significant impact on business performance. Under the Executive Incentive Compensation Plan, 60 percent of a participant's award is based on the attainment of predetermined financial objectives by Occidental and its subsidiaries and 40 percent is based on a subjective assessment of the participant's achievement of predetermined individual performance objectives and the participant's response to unanticipated challenges during the plan year.

LONG-TERM INCENTIVES

     Under the 1995 Incentive Stock Plan, long-term incentives may be awarded in the form of stock options, stock appreciation rights ("SARs"), restricted stock and performance stock. All stock options, including performance stock options, and SARs awarded will be subject to vesting requirements and none may be awarded at a discount. For executives who are or may be covered employees within the meaning of Section 162(m) of the Internal Revenue Code, the receipt of performance stock will be based on the performance objectives specified in the Plan. For executives who are not likely to be covered employees, the Compensation Committee may specify other performance measures. Selection for participation in the 1995 Incentive Stock Plan is made on an assessment of the executive's potential to influence Occidental's future performance. The Compensation Committee believes awards under the 1995 Incentive Stock Plan will create an effective long-term incentive to increase stockholder value and will provide a retention vehicle for key executives. Further, it is intended that by providing more compensation that is stock-based, executives will be encouraged to view Occidental from the stockholders' perspective.

EMPLOYMENT AGREEMENTS

     Occidental offers employment agreements to key executives only when it is in the best interest of Occidental and its stockholders to attract and retain such key executives and to ensure continuity and stability of management. In accordance with a policy adopted by the Board of Directors in November 1992, no employment agreements with new executives will contain provisions, commonly referred to as "golden parachutes," that provide for additional severance benefits in the event of a change in control. For a summary of change of control related provisions in the named executive officers' agreements, see "Employment Agreements" at page 13.

DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the deduction of compensation paid to the chief executive officer and other named executive officers to the extent the compensation of a particular executive exceeds $1 million, unless such compensation was based upon stock price appreciation over market value at the date of grant (in the case of stock options) or predetermined quantifiable performance goals (in the case of other incentive compensation) or paid pursuant to a written contract that was in effect on February 17, 1993. Although the Compensation Committee considers the tax consequences of its compensation decisions, it is not the policy of the Committee to pay only deductible compensation, rather the Committee gives priority to other objectives in circumstances it deems appropriate.

1999 COMPENSATION DECISIONS

     None of the named executive officers, including Dr. Irani, received a salary increase in 1999, in large part, as a result of low oil and commodity chemical prices that significantly impacted Occidental's business results in 1998 and the first half of 1999.

     In December 1998, the Compensation Committee made its determination with respect to performance stock awards and restricted stock awards granted in January 1999 under the 1995 Incentive Stock Plan. In making its decisions as to performance stock awards with respect to the named executives, the Committee considered competitive practices among peer companies in the oil and chemical industries and each executive's potential to affect Occidental's future performance. The Committee decided that Dr. Irani's performance stock award should be consistent with similar awards to other chief executive officers of peer companies in the oil and chemical industries. As a result the Committee approved a performance stock award for Dr. Irani of 99,556 shares.

     In February 1999, the Committee approved special grants of stock options under the 1995 Incentive Stock Plan to Dr. Irani and the other named executive officers. These grants were made to assure the retention of key employees and to create an additional incentive for the senior management team to increase stockholder value during a difficult time for the oil and gas and commodity chemical industries. Dr. Irani was awarded options for 300,000 shares in recognition of the importance of his overall leadership.

     In July 1999, the Compensation Committee reviewed and approved the annual stock option grants under the 1995 Incentive Stock Plan. Grants were based on competitive practices in the oil and chemical industries, as well as a subjective assessment of each executive's individual performance and potential to contribute to Occidental's future performance. With respect to Dr. Irani, the Committee decided that, based on the Committee's compensation philosophy, his grant of qualified and non-qualified stock options should be based on the value of stock option grants to other chief executive officers of peer companies in the oil and chemical industries. Accordingly, the Committee approved a stock option grant to Dr. Irani of 500,000 shares.

     In addition, in July 1999, the Committee amended the termination provisions and vesting schedule with respect to the performance stock options granted in July 1997 to Dr. Irani and the other named executive officers. The termination provisions were amended to permit the options to be exercisable for their remaining term in the event of the optionee's death, disability or retirement, which conforms these grants with the Committee's standard practices. The vesting provision was amended to permit the options to vest on the earlier of (i) the fifth anniversary date of the grant or (ii) the date the fair market value of the common stock for twenty consecutive trading days is twenty-five dollars ($25.00) or more. This change will have the effect of eliminating variable accounting treatment. Neither of these amendments changes the exercise price of the options.

     In December 1999, the Committee granted special restricted stock awards to Dr. Irani and other selected senior executives, including certain of the named executive officers, in recognition of their leadership in significantly improving the financial performance of Occidental and for the successful settlement of the Cities Service Inc. v. Gulf Oil Corporation litigation. The Committee awarded Dr. Irani 100,085 shares of restricted stock in recognition of the improvement in Occidental's performance over the prior year.

    Annual bonus awards for 1999 were reviewed by the Committee in February 2000. As described above, awards under the Executive Incentive Compensation Plan to the named executive officers, including Dr. Irani, are based on the achievement of predetermined financial goals (60%), including earnings per share, and the achievement of predetermined individual goals (40%). Because of the achievement in 1999 of the Company's financial goals and his individual goals, Dr. Irani received a cash bonus award of $1,620,000.

     In February 2000, the Committee also certified the payouts to be made under the 1995 Incentive Stock Plan for performance stock awards granted in January 1996, for which the performance period ended December 31, 1999. After approving a plan amendment that authorized the modification of awards to "covered employees" unless the modification would, in the opinion of counsel to Occidental, result in the loss of the exemption of the award under Section 162
(m) of the Internal Revenue Code, the Committee determined that, for the named executives, payouts would be based on Occidental's total stockholder return ranking relative to the 1999 peer group of companies instead of the peer group specified in the award agreements. The suitability of substituting the 1999 peer group of companies was affirmed as appropriate by an independent third party consultant. Dr. Irani did not receive a performance stock award in January 1996 and therefore was not considered in the Committee's decision.

Respectfully submitted,
COMPENSATION COMMITTEE

Irvin W. Maloney (Chairman)
Ronald W. Burkle
Rosemary Tomich

PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The following graph compares the yearly percentage change in the cumulative total return of the common stock with the cumulative total return of the Standard & Poor's 500 Stock Index and with that of the peer group over the five-year period ending on December 31, 1999. The graph assumes that $100 was invested in Occidental common stock, in the stock of the companies in the Standard & Poor's 500 Index and in the stocks of the peer group companies just prior to the commencement of the period (December 31, 1994) and that all dividends received within a quarter were reinvested in that quarter. The peer group companies are Anadarko Petroleum Corporation, Burlington Resources Inc., Georgia Gulf Corporation, Kerr McGee Corporation, Lyondell Petrochemical Company, Occidental, Phillips Petroleum Corporation, Union Carbide Corporation, Union Pacific Resources Corporation and Unocal Corporation.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
      OF OCCIDENTAL COMMON STOCK, THE S&P 500 INDEX AND SELECTED PEER GROUP

       (The table below is a tabular representation of graphic materials)

        Year         Oxy Stock        S&P 500       Peer Group
        1994            100             100             100
        1995            116             138             116
        1996            132             169             137
        1997            172             226             140
        1998            104             290             106
        1999            139             351             135

         RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                    o   o   o

     The Audit Committee of the Board of Directors of Occidental has selected Arthur Andersen LLP as independent public accountants to audit the consolidated financial statements of Occidental and its subsidiaries for the year ending December 31, 2000. Arthur Andersen LLP has audited Occidental's financial statements annually since 1961. A member of that firm will be present at the annual meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions. If the stockholders do not ratify the selection of Arthur Andersen LLP, if it should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Audit Committee will appoint independent public accountants for 2000, which may be Arthur Andersen LLP.

     The Board of Directors recommends that you vote FOR the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for 2000. Your proxy will be so voted unless you specify otherwise.

     AMENDMENT OF THE 1996 RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
                                    o   o   o

     The Board of Directors proposes to amend the Occidental Petroleum Corporation 1996 Restricted Stock Plan for Non-Employee Directors. Under the Plan, each non-employee director of Occidental receives awards of restricted common stock each year as additional compensation for his or her services as a member of the Board of Directors.

PURPOSE OF AMENDMENTS

     Occidental is authorized to issue a maximum of 50,000 shares of common stock under the Plan. However, as a result of the prior grants under the Plan, the number of shares currently available for such grants has been reduced to approximately 22,000. The Board of Directors has determined that this number is insufficient to maintain the Plan through 2006 when the Plan expires unless terminated earlier. Additionally, the Board of Directors has determined that the annual award should be increased, that the Plan should permit grants to directors who are elected other than at annual meetings and that certain other provisions require clarification. The Board of Directors has adopted, and proposes that the stockholders approve the following amendments to the Plan:

     o To increase the number of shares of common stock covered by the Plan from 50,000 to 150,000;

     o To increase the annual grant to non-employee directors from 2,000 shares of restricted stock to 2,500 shares of restricted stock;

     o To permit grants of restricted stock to directors who are elected other than at annual meetings; and

     o To clarify certain administrative and interpretative provisions of the Plan.

(NOTE: In the following paragraph, brackets indicate language that has been stricken through, and parentheses indicate language that has been underlined.)

     The principal features of the Plan, including the proposed changes from the amendments, are summarized below. The full text of the Plan, as proposed to be amended, is attached as Exhibit A and the following summary is qualified in its entirety by reference to Exhibit A. In Exhibit A, the materials that would be deleted from the Plan are [stricken through], and the materials that would be added by the proposed amendments are (underlined).

DESCRIPTION OF THE PLAN

     ELIGIBILITY. Each member of the Board who is neither an officer nor employee of Occidental is eligible to be granted awards of restricted stock under the Plan. Directors who are employees of Occidental are not eligible to participate in the Plan. Currently eight non-employee directors are eligible to receive awards under the Plan.

     AWARDS. The Plan is designed to be a "formula" plan, providing automatic grants of a fixed number of shares of restricted stock annually. If the Plan amendments are approved, the annual award of restricted stock made under the Plan will be increased from 2,000 shares to 2,500 shares. The first award of such number of shares will be made on the first business day following the 2000 annual meeting, to each non-employee director who is then a member of the Board.

     An additional 200 shares of restricted stock are also granted annually to non-employee directors who chair committees of the Board. If the amendment of the Plan is approved, the Lead Independent Director will receive the same grant as each committee chair and a partial grant will be made to non-employee directors who are elected other than at the annual meeting. Any non-employee director who is elected to the Board of Directors between annual meetings will receive a pro rata award determined by multiplying 2,500 by a fraction, the numerator of which is the number of regularly scheduled board meetings remaining between the date of his or her election and the next annual meeting and the denominator of which is the number of regularly scheduled Board meetings between the most recent annual meeting and the annual meeting.

     SHARES AVAILABLE. Currently, a maximum of 50,000 shares of common stock may be awarded over the 10-year life of the Plan. If the amendment of the Plan is approved, an additional 100,000 shares of common stock may be awarded, bringing the total shares available for award over the life of the Plan to 150,000 shares.

     ADMINISTRATION. The Compensation Committee of the Board administers the Plan. While the Compensation Committee has no discretion with respect to the timing or amount of grants or the class of persons who may be granted shares of restricted stock under the Plan, the Compensation Committee may adopt such rules as it deems appropriate in order to carry out the purposes of the Plan. All questions of interpretation, administration, and application of the Plan are determined by a majority of the members of the Compensation Committee and all such determinations will be final and binding. Determinations made with respect to any individual non-employee director are made without participation by that director in such determination.

     TRANSFERABILITY OF AWARDS. Shares of common stock granted under the Plan are "restricted" in that the shares may not be sold, assigned, pledged, hypothecated or otherwise transferred or encumbered during the period of the non-employee director's service as a member of the Board. During the restricted period, the certificates representing such shares contain a legend setting forth the foregoing restrictions and are held by Occidental for the benefit of the non-employee director grantee. At the end of the restricted period, the shares of restricted stock are given to the non-employee director free of the restrictions that were applicable during the restricted period.

     CHANGE OF CONTROL. Restrictions applicable to restricted stock lapse upon a change in control, in which event, the Compensation Committee may authorize a cash payment in lieu of the issuance of such shares.

     VOTING AND DIVIDENDS. During the restricted period, non-employee directors have the right to receive dividends and to vote the shares held on their behalf.

     ADJUSTMENTS, AMENDMENTS, TERMINATION. The Board may, to prevent dilution or expansion of the rights of any holder of restricted stock, make or provide for adjustments in the number of shares of common stock awarded under the Plan as it determines in good faith to be required. The Board may also provide for special terms for awards in order to facilitate the making of grants of restricted stock to non-employee directors who are foreign nationals. The Board may amend, suspend, or terminate the Plan, in its sole discretion, unless such action requires stockholder approval.

CERTAIN FEDERAL TAX CONSEQUENCES

     Under current law, because the restricted stock is not subject to a substantial risk of forfeiture, a non-employee director receiving shares of restricted stock recognizes ordinary income for federal income tax purposes in an amount equal to the fair market value of the shares granted under the Plan on the date of grant, without regard to any restriction. Each director must include the fair market value of the shares in such director's gross income for federal tax purposes in the year of the grant. Occidental is entitled to a corresponding deduction in the year that the director recognizes income for federal income tax purposes.

AWARDS UNDER PLAN AS PROPOSED TO BE AMENDED

     The following table sets forth the number and dollar value of restricted stock, which will be awarded under the Plan, to the eight non-employee directors, if the amendment of the Plan is approved by the stockholders. The information provided assumes that each non-employee director currently chairing a Committee of the Board will continue in that position.

-----------------------------------------------------------
                          DOLLAR VALUE     # OF SHARES OF
NAME AND POSITION             ($)(1)      RESTRICTED STOCK
-----------------------------------------------------------
Non-Employee Director:
  Ronald W. Burkle         $ 43,125             2,500
  John S. Chalsty          $ 43,125             2,500
  Edward P. Djerejian      $ 43,125             2,500
  John E. Feick            $ 43,125             2,500
  Irvin W. Maloney(2)      $ 46,575             2,700
  Rodolfo Segovia(3)       $ 46,575             2,700
  Aziz D. Syriani(4)       $ 50,025             2,900
  Rosemary Tomich(5)       $ 46,575             2,700
-----------------------------------------------------------
Non-Employee Director
Group (eight persons)      $362,250            21,000
-----------------------------------------------------------

     (1) Based on the fair market value of the common stock on March 6, 2000.

     (2) Chairman of Compensation Committee.

     (3) Chairman of Environmental, Health and Safety Committee.

     (4) Chairman of Nominating and Corporate Governance Committee.

     (5) Chairperson of Audit Committee.

     The Board of Directors recommends that you vote FOR the proposal to amend the Plan. Your proxy will be so voted unless you specify otherwise.

                              STOCKHOLDER PROPOSALS
                                    o   o   o

     Occidental has been advised by five holders of common stock of their intention to introduce at the annual meeting the following proposals and supporting statements. The Board of Directors disclaims any responsibility for the content of the proposals and for the statements made in support thereof, which are presented as received from the stockholders.

STOCKHOLDER PROPOSAL REGARDING MAXIMIZING STOCKHOLDER VALUE
--------------------------------------------------------------------------------

     Charles Miller, 23 Park Circle, Great Neck, New York 11024, the owner of 150 shares of common stock has notified Occidental that he intends to present the following proposal at the 2000 annual meeting.

     "Resolved that the shareholders of Occidental Petroleum Corporation urge the Occidental Petroleum Corporation Board of Directors to arrange for the prompt sale of Occidental Petroleum Corporation to the highest bidder."

SUPPORTING STATEMENT

     "The purpose of the Maximize Value Resolution is to give all Occidental Petroleum Corporation shareholders the opportunity to send a message to the Occidental Petroleum Corporation Board that they support the prompt sale of Occidental Petroleum Corporation to the highest bidder. A strong and or majority vote by the shareholders would indicate to the board the displeasure felt by the shareholders of the shareholder returns over many years and the drastic action that should be taken. Even if it is approved by the majority of the Occidental Petroleum Corporation shares represented and entitled to vote at the annual meeting, the Maximize Value Resolution will not be binding on the Occidental Petroleum Corporation Board. The proponent however believes that if this resolution receives substantial support from the shareholders, the board may choose to carry out the request set forth in the resolution:

     The prompt auction of Occidental Petroleum Corporation should be accomplished by any appropriate process the board chooses to adopt including a sale to the highest bidder whether in cash, stock, or a combination of both. It is expected that the board will uphold its fiduciary duties to the utmost during the process.

     The proponent further believes that if the resolution is adopted, the management and the board will interpret such adoption as a message from the company's stockholders that it is no longer acceptable for the board to continue with its current management plan and strategies.

     I URGE YOUR SUPPORT, VOTE FOR THIS RESOLUTION"

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO THE FOREGOING STOCKHOLDER PROPOSAL

     The Board of Directors is open to all types of initiatives to build stockholder value. The Board continuously evaluates Occidental's assets to determine how best to maximize their value. Accordingly, the Board is in the best and most informed position to evaluate and consider all of the options that may be available to Occidental from time to time including if, when and under what conditions a sale of Occidental should be considered.

     The Board will continue to consider all options for enhancing Occidental's value and will pursue the course of action that it believes will best achieve that objective. Arranging for the prompt sale of Occidental to the highest bidder, without regard to the relative merits of other alternatives or the results of any process to explore that possibility, would create a "forced sale" atmosphere that could force Occidental to negotiate with bidders from a position of weakness and reduce the value that stockholders would receive from a sale of Occidental.

     Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

STOCKHOLDER PROPOSAL REGARDING EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     Robert D. Morse, 212 Highland Avenue, Moorestown, New Jersey 08057, the owner of 1,900 shares of common stock has notified Occidental that he intends to present the following proposal at the 2000 annual meeting.

     "I propose that the Officers and Directors consider the discontinuance of all bonuses immediately, and options, rights, SAR's, etc., after termination of any existing programs for top management. I must also include discontinuance request of "Severance Contracts", which overpay a person no longer satisfactory to the Company, just to leave !

     This does not include any programs for employees."

SUPPORTING STATEMENT

     "Management and Directors are compensated enough to buy on open market, just as You and I, if they are so motivated.

     Management is already well paid with base pay, life insurance, retirement plans, paid vacations, free use of vehicles and other perks.

     Options, rights, SAR's, are available elsewhere, and a higher offer would induce transfers, not necessarily "attain and hold" qualified persons.

     Who writes the objections to my proposal? Is it not the same persons who nominate and pay the directors who in turn will provide Management these exorbitant extras above a good base salary? Shareowners should start reading and realizing that these persons are not providing them entertainment on an individual choice basis, as do athletes, movie stars, and similar able performers.

     "Align management with shareowners" is a repeated ploy or "line" to lull us as to continually increasing their take of our assets. Do we get any options to purchase at previous [presumed] lower rates, expecting prices to increase ?

     After taxes, present base salaries are way above the $200,000.00 our President receives plus free lodging, and Management only looks after a Company, not the USA and some of the world problems. If they filled out a daily work or production sheet, what would it show ?

    Please vote "YES" for this proposal,"

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO THE FOREGOING STOCKHOLDER PROPOSAL

     Bonuses and stock-based awards are an integral part of Occidental's executive compensation programs. Neither type of award is, as has been characterized in the proposal, an additional "perk" - rather, Occidental's executive compensation programs are designed to reward good business performance. Awards of cash incentives are determined both by business and individual performance. The value of long-term incentives, including stock and stock options, are directly linked to the stock value appreciation shared by all of Occidental's stockholders. Elimination of cash and long-term incentives would eliminate the link between executive compensation and business performance.

     Occidental's executive compensation programs are also designed to attract and retain executives. Without these programs, Occidental would face a competitive disadvantage when compared with other major U.S. corporations, and would have difficulty hiring and keeping the best executives.

     Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

STOCKHOLDER PROPOSAL REGARDING RISK ANALYSIS REPORT
--------------------------------------------------------------------------------

     The Sinsinawa Dominicans, 2128 South Central Park, Chicago, Illinois 60623, the owner of 100 shares of common stock, Walden Asset Management, 40 Court Street, Boston, Massachusetts 02108, the owner of 1,100 shares of common stock, and Mercy Health Services, 34605 Twelve Mile Road, Farmington Hills, Michigan 48331, the owner of 3,600 shares of common stock, have each notified Occidental that they intend to present the following proposal at the 2000 annual meeting.

     "WHEREAS: the company is concerned that elders of the U'wa tribe in the cloudforest/rainforest of Columbia, South America, have threatened to walk off a 1400 foot cliff in a mass suicide if Occidental drills on their sacred land.

     RESOLVED: The Board of Occidental Petroleum shall hire a major independent business analysis firm to write and distribute a risk analysis report addressing the potential impact on long term profitability, including any future decline in stock price, which may occur due to the threat of mass suicide."

SUPPORTING STATEMENT

     "In February of 1992, Occidental acquired exploration rights in the country of Colombia. At the 1998 annual shareholder meeting, this territory was one of two showcased as having critical importance to the future of the company.

     However, on that land live a tribe of indigenous peoples call the U'wa. At present, the U'wa in the regions of Boyaca, Santander, and North Santander claim to have approximately 5,000 members, in a society based on respect for traditional government, with spiritual leaders whose purpose is to ensure the U'wa protect mother earth.

     There is a legend among the U'wa, documented by local sources in Colombia, which recounts that when the Conquistadors invaded U'wa land, elders placed their children in clay pots, and carried them off the edge of a 1400 foot high cliff they call the Cliff of Death.

     The U'wa are convinced that if Occidental drills on their territory, the tribe will have failed its worldly mission. Thus, the traditional U'wa Government has unanimously threatened to advise their communities to walk off The Cliff of Death if the oil development occurs.

     The company has stated that it takes the suicide threat seriously. However, opposition from local farming communities has intensified the conflict, and damaging media reports have appeared in the US, UK, Spain, and Germany.

     Occidental has already lost its investment partner. In April 1988, Shell announced that it was selling its shares in the project. The Inter-Departmental Meeting notes between the Ministry of Mines, Interior, and the Environment report that "Shell has absolutely no motive to risk its name . . . and it would prefer to withdraw from the contract of the Association of the Samore Block."

     A tribal leader has been acknowledged for his work on this issue, by delivering the keynote address to the 1998 State of the World Forum, and by winning the internationally significant Goldman Prize, which brought him to the White House to meet Vice-President Al Gore, son of a late Occidental board member.

     The decision presently facing the company is well beyond the level of decisions normally facing corporate management in day-to-day operations. Occidental's dilemma is not only unique in the industry, but may be unique in modern history, with far reaching policy implications. As such, the Board has a responsibility to commission an independent risk analysis, and make the report available to all shareholders."

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO THE FOREGOING STOCKHOLDER PROPOSAL

     Occidental has been a model corporate citizen in Colombia for over thirty years. The U'wa concern relates to exploration rights acquired by Occidental in 1992 with respect to the Samore Block in the northeastern foothills of the Colombian Andes, which as reconfigured is in neither the rainforest nor the cloudforest areas of Colombia. Occidental's activities in Colombia, including the history of Occidental's discussions with the U'wa, are matters of public record. The company has relinquished voluntarily portions of the Block that were encompassed by the U'wa reservation and national park lands. Occidental has made further efforts to avoid conflict with the U'wa, including moving the site of its single exploratory well, which is approximately 1.5 miles from the main road, and reducing the size of the area to be impacted by the well to only five acres of land. Throughout the process, Occidental has worked within the Colombian legal system and adhered to the law. Moreover, the project has the full backing of the Colombian government, which has made efforts to settle the dispute, including more than tripling the size of the U'wa reservation.

     Furthermore, the decision whether to retain outside consultants for advice on business strategies falls within Occidental's ordinary business operations. The Board of Directors believes that Occidental's professional staff is as competent as any independent business analysis firm in assessing the impact, if any, of the U'wa issue, on the long-term profitability of the project, in particular, and the company, in general. The Board of Directors does not believe a report of the type sought by the proponents will provide the company's stockholders with more or better information than they already have. As Institutional Shareholder Services, an organization which analyzes proxy statements and makes voting recommendations to institutional shareholders, stated last year about this proposal: "The commissioning of an analysis by the board as requested would not, in our opinion, result in a significant benefit to anyone except the consulting firm hired."

     Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

        STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                                    o   o   o

     Stockholders interested in submitting a proposal for inclusion in the proxy statement and proxy card relating to the 2001 Annual Meeting of Stockholders may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be received at Occidental's executive offices at 10889 Wilshire Boulevard, Los Angeles, California 90024, addressed to the attention of the Secretary, no later than November 16, 2000.

     Under Occidental's By-laws, stockholders must follow certain procedures to introduce an item of business at an annual meeting that is not included in the proxy materials. These procedures provide that an item of business to be introduced at an annual meeting must be submitted in writing to the Secretary at 10889 Wilshire Boulevard, Los Angeles, California 90024. Notice of the proposed item of business must be received no later than 70 to 90 days in advance of the anniversary date of the prior year's meeting. If the meeting date is not within 30 days of the anniversary date, the item of business must be received not later than the tenth day following the earlier of the day notice of the meeting date was mailed or the day public disclosure of the new date was made. Notice of the proposed item of business must include the information required by Occidental's By-laws.

     The chairman of the meeting may refuse to allow the transaction of any item of business not presented in compliance with Occidental's By-laws. In addition, the proxies solicited on behalf of the Board of Directors will have discretionary authority to vote against any such item of business.

                                  ANNUAL REPORT
                                    o   o   o

     Occidental's 1999 Annual Report on Form 10-K is concurrently being mailed to stockholders. The Annual Report contains consolidated financial statements of Occidental and its subsidiaries and the report thereon of Arthur Andersen LLP, independent public accountants.

Sincerely,

/s/ DONALD P. DE BRIER
Donald P. de Brier
Secretary

Los Angeles, California
March 20, 2000

                                    o   o   o
     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OR FORMS OF PROXY IN THE ENCLOSED ENVELOPE OR FOLLOW THE PROCEDURES OUTLINED ON THE CARD TO VOTE BY TELEPHONE.

(NOTE: Brackets indicate language that has been stricken through, and parentheses indicate language that has been underlined.)

                                    EXHIBIT A
             1996 RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS,
                            AS PROPOSED TO BE AMENDED

     1. Purpose. The purpose of the Occidental Petroleum Corporation 1996 Restricted Stock Plan for Non-Employee Directors (the "Plan") is to provide ownership of Occidental Petroleum Corporation's ("Occidental") Common Stock to non-employee directors in order to more closely align director and stockholder interests, to provide a competitive compensation program for directors and to enhance Occidental's ability to attract and retain top-quality directors.

     2.   Administration of the Plan.

          (a) Members of the Committee. The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). Members of the Committee shall be appointed from time to time by the Board and shall serve at the pleasure of the Board. Any Committee member may resign at any time upon written notice to the Board.

          (b) Authority of the Committee. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration, and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of Occidental, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan. Determinations made with respect to any individual Non-Employee Director shall be made without participation by such Non-Employee Director in such determination. No member of the Committee shall be liable for any act done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

     3. Stock Reserved for the Plan. The number of shares of Common Stock authorized for issuance under the Plan is [50,000] (150,000), subject to adjustment pursuant to Section 8 hereof. Shares of Common Stock delivered hereunder may be Common Stock of original issuance or Common Stock held in treasury, or a combination thereof.

     4.   Awards of Restricted Stock.

          (a) Annual Awards. On the first business day following each annual meeting commencing with the 1999 Annual Meeting, each Non-Employee Director who is then a member of the Board shall be awarded two thousand (five hundred (2,500)) [(2,000)] whole shares of Restricted Stock.

          (b) Special Awards. On the first business day following each annual meeting, each Non-Employee Director who is then serving as a Chairman of one or more committees of the Board (or as Lead Independent Director) shall be awarded two hundred (200) whole shares of Restricted Stock with respect to each such (position) [Chairmanship], in addition to any Award he or she may be granted pursuant to Section 4(a) above.

          (c) (Interim Awards. If a Non-Employee Director is elected other than at an annual meeting, then on the first business day following his or her election as a member of the Board, such newly elected Non-Employee Director shall be awarded the number of shares (rounded to the nearest whole share) of Restricted Stock equal to two thousand five hundred (2,500) multiplied by a fraction, the numerator of which is the number of regularly scheduled Board meetings remaining between the date of his or her election and the next annual meeting and the denominator of which is the number of regularly scheduled Board meetings between the most recent annual meeting and the next annual meeting.)

         ((d) Effectiveness of Awards.) [Effectiveness of Grants.] Notwithstanding anything in this Plan to the contrary, no Award made pursuant to the Plan or any amendment to the Plan shall be effective prior to the requisite approval of the Plan or such amendment by the stockholders of Occidental. In the event requisite stockholder approval is not obtained, the Plan, and any Award thereunder, shall be null and void.

     5. Terms and Conditions of Awards. Restricted Stock awarded to a Non-Employee Director under the Plan shall be subject to the following restrictions:

          (a) During the period of the Director's service as a member of the Board (the "Restriction Period"), any shares of Common Stock awarded under the Plan shall not be sold, assigned, pledged, hypothecated or otherwise transferred or encumbered. During the Restriction Period, the certificate representing such shares of Common Stock shall contain a statement referring to the restrictions contained in this Section 5(a) and such certificate shall be held by the Company. Except as provided in Section 9, as soon as practicable after the lapse of restrictions applicable to Restricted Stock, all shares of Restricted Stock held by the Company for the benefit of a Non-Employee Director shall be given to such Non-Employee Director, free and clear of any restrictions applicable thereto during the Restriction Period.

          (b) Whenever cash dividends are paid by Occidental on outstanding Common Stock, each Non-Employee Director will receive in cash all dividends paid on the Restricted Stock then held by the Company for the benefit of such Non-Employee Director on the record date for the dividend. Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed.

          (c) Each Non-Employee Director hereunder may designate from time to time any beneficiary or beneficiaries (who may be designated concurrently, contingently or successively) to whom any shares of Restricted Stock and any cash amounts are to be paid in case of the Non-Employee Director's death before receipt of any part or all of such Restricted Stock and cash. Each designation will revoke all prior designations by the Non-Employee Director, shall be in a form prescribed by the Committee, and will be effective only when filed by the Non-Employee Director, in writing, with the Secretary of Occidental. Reference in the Plan to a Non-Employee Director's "beneficiary" at any date shall include such persons designated as concurrent beneficiaries on the Non-Employee Director's beneficiary designation form then in effect. In the absence of any such designation, any shares of Restricted Stock being held by the Company for the benefit of such Non-Employee Director at the time of his or her death may, in the sole discretion of the Committee, be paid to such Non-Employee Director's estate in a cash lump sum.

     6. Foreign Participants. In order to facilitate the making of an Award, the Board may provide for such special terms for Awards to Non-Employee Directors who are foreign nationals, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of Occidental may certify any such document as having been approved and adopted in the same manner as the Plan; provided that, no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of Occidental.

     7. Change in Control. Upon the occurrence of a Change in Control, all restrictions affecting Restricted Shares shall lapse and such shares shall be delivered to each Non-Employee Director as soon as practicable thereafter; provided that, the Committee may, in its sole discretion authorize the payment of cash, in lieu of the issuance of such shares.

     8. Adjustments. The Board may make or provide for such adjustments in the number of shares of Restricted Stock awarded under the Plan, as the Board may in good faith determine to be required in order to prevent dilution or expansion of the rights of Non-Employee Directors that otherwise would result from (i) any stock dividend, stock split, combination of shares recapitalization or other change in the capital structure of the Company or (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding Restricted Stock Awards under the Plan such alternative consideration as it may in good faith determine to be appropriate under the circumstances and may require the surrender of all Awards so replaced. Moreover, the Board may, on or after the date of any Award, provide in the agreement evidencing such Award that the Non-Employee Director may elect to receive an equivalent Award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having similar effect, or the Board may provide that the Non-Employee Director will automatically be entitled to receive such an equivalent Award. The Board may also provide for such adjustments in the maximum number of shares of Common Stock specified in Section 3 as the Board, in good faith, determines to be appropriate in order to reflect any transaction or event described in this Section 8.

     9. Withholding. Occidental shall defer making payments or deliveries under the Plan until satisfactory arrangements have been made for the payment of any federal, state, local or foreign taxes (whether or not required to be withheld) with respect to such payment or delivery. At the discretion of the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Stock, and any agreement pertaining to an Award may make such relinquishment the mandatory form of satisfying such taxes. The Committee may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     10.  Rights of Non-Employee Directors.

          (a) Retention as Non-Employee Director. Nothing contained in the Plan or with respect to any Award shall interfere with or limit in any way the right of the stockholders of Occidental to remove any Non-Employee Director from the

Board, nor confer upon any Non-Employee Director any right to continue in the service of Occidental as a Non-Employee Director.

          (b) Nontransferability. No right or interest of any Non-Employee Director in any Award shall be assignable or transferable during the lifetime of the Non-Employee Director, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Non-Employee Director's death, a Non-Employee Director's rights and interests in his or her Award shall be transferable by testamentary will or the laws of descent and distribution. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

          (c) Except to the extent restricted under the terms of an agreement evidencing a grant of Restricted Stock, a Non-Employee Director awarded such stock shall have all of the rights of a stockholder, including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

     11. Amendment; Termination. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval [in order for the exemptions available under Rule 16B-3 to be applicable to the Plan and the Non-Employee Directors] shall be effective unless the same shall be approved by the stockholders of Occidental entitled to vote thereon. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Non-Employee Director, without such Non-Employee Director's consent.

     12.  General Restrictions.

          (a) Regulations and Offer Approvals. The obligation of Occidental to deliver Common Stock with respect to any Award under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          (b) Each Award granted under the Plan is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, such Award or the issuance of Common Stock, no such Award or payment shall be made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee. Nothing herein shall be deemed to require Occidental to apply for or to obtain such listing, registration or qualification.

          (c) In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and Occidental may require any Non-Employee Director to whom Common Stock is granted, as a condition of receiving such Common Stock, to give written assurances in substance and form satisfactory to Occidental and its counsel to the effect that such person is acquiring the Common Stock for his or her own account and not with any present intention of selling or otherwise distributing the same, and to such other effects as Occidental deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     13. Governing Law. The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

     14. Plan Interpretation. The Plan is intended to comply with Rule 16b-3 and shall be construed to so comply.

     15. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

     16. Term of Plan. This Plan shall become effective on the Effective Date, and shall remain in effect for ten (10) years from such date, unless sooner terminated by the Board.

     17. Definitions. For purposes of the Plan, the following terms shall have the following meanings:

          (a)  "Award" means any award of Restricted Stock under the Plan.

          (b)  "Board" means the Board of Directors of Occidental.

          (c) "Change in Control" means a change in control of Occidental, which shall be deemed to have occurred if:

               (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of Occidental or any company owned, directly or indirectly, by the stockholders of Occidental in substantially the same proportions as their ownership of the Common Stock of Occidental), is or becomes, after the Effective Date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Occidental (not including in the securities beneficially owned by such person any securities acquired directly from Occidental or its affiliates) representing 50 percent (50%) or more of the combined voting power of Occidental's then-outstanding securities; or

               (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with Occidental to effect a transaction described in clause (i), (iii), or (iv) of this definition) whose election by the Board or nomination for election by Occidental's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; or

               (iii) the stockholders of Occidental approve a merger or consolidation of Occidental with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of Occidental outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under any employee benefit plan of Occidental, at least 50 percent of the combined voting power of the voting securities of Occidental or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of Occidental (or similar transaction) in which no person acquires more than 50 percent (50%) of the combined voting power of Occidental's then-outstanding securities; or

               (iv) the stockholders of Occidental approve a plan of complete liquidation of Occidental or an agreement for the sale or disposition of all or substantially all of Occidental's assets; provided that, prior to the occurrence of any of the events described in clauses (i) through (iii) above, the Board may determine that such an event shall not constitute a Change of Control for purposes of the Plan.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          (e) "Common Stock" means shares of the common stock, par value $.20 per share, of Occidental.

          (f) "Company" means Occidental Petroleum Corporation and its subsidiaries, collectively.

          (g) "Effective Date" means April 26, 1996 or the date of approval of the Plan by the stockholders of Occidental, whichever comes first.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          (i) "Fair Market Value" means the per share fair market value of Common Stock as determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Common Stock as of a particular date shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded, for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or
(iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

          (j) "Non-Employee Director" means a member of the Board who is neither an officer nor employee of the Company.

          (k) "Plan" means this Occidental Petroleum Corporation 1996 Restricted Stock Plan For Non-Employee Directors.

          (l) "Restriction Period" means, in respect of Restricted Stock, the period referenced in Section 5(a).

          (m) "Restricted Stock" means a grant of shares of Common Stock, which shares are subject to the restrictions on transfer described in Section 5(a).

          (n) "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor rule to the same effect.

PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                        OCCIDENTAL PETROLEUM CORPORATION

     DR. RAY R. IRANI, DR. DALE R. LAURANCE and AZIZ D. SYRIANI, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 28, 2000, and at any adjournment, as if the undersigned were present and voting at the meeting.

     The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5 AND 6. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

     Your proxy will be kept confidential in accordance with the Confidential Voting Policy described on page 1 of the Proxy Statement.

--------------------------------------------------------------------------------
   (arrow pointing up)  SIGN, DETACH AND RETURN  (arrow pointing up)

IF YOU HAVE MULTIPLE ACCOUNTS WITH THE SAME ADDRESS, PLEASE HELP US REDUCE COSTS BY DIRECTING US TO DISCONTINUE MAILING FUTURE ANNUAL REPORTS TO ONE OR MORE SUCH ACCOUNTS. MARK THE APPROPRIATE BOX ON THE PROXY CARD FOR SUCH ACCOUNT. DO NOT TERMINATE MAILINGS FOR ACCOUNTS FOR WHICH YOU SERVE AS TRUSTEE, GUARDIAN OR OTHER FORM OF NOMINEE.

 (arrow pointing down) DETACH AND BRING TO ANNUAL MEETING (arrow pointing down)
--------------------------------------------------------------------------------

Since parking at the Santa Monica Civic Auditorium is limited, we have arranged for alternate parking at the beach parking lot.

For your convenience, below are a map and parking instructions for the beach parking lot.

(MAP OF AREA)

SPECIAL PARKING INSTRUCTIONS
Beach Parking Lot
  o Exit Santa Monica Civic Auditorium.
  o Turn left on Main Street and proceed to Pico Boulevard. Turn right on Pico.
  o Take Pico to Ocean Avenue and turn left on Ocean Avenue.
  o Follow Ocean down the hill and make a right turn into the beach parking lot.

Park your car in the lot. A bus will take you to the Civic Auditorium, and a bus will return you to the beach parking lot AFTER the meeting. CONTINUOUS SHUTTLE SERVICE WILL BE PROVIDED from 8:30 a.m. to 2:00 p.m.

The parking fee will be paid by Occidental Petroleum Corporation.

There is no charge for the shuttle service.

(REVERSE SIDE OF PROXY)

The shares represented by this proxy card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5 AND 6. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

[X] Please mark your votes at this.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                   FOR  WITHHELD
                                                                   ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
                                                                   [ ]    [ ]
(1)  Ronald W. Burkle           (7)  Dale R. Laurance
(2)  John S. Chalsty            (8)  Irvin W. Maloney
(3)  Edward P. Djerejian        (9)  Rodolfo Segovia
(4)  John E. Feick              (10) Aziz D. Syriani
(5)  J. Roger Hirl              (11) Rosemary Tomich
(6)  Ray R. Irani

(To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

______________________________________________________________

                                                           FOR  AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of               [ ]    [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                           FOR  AGAINST  ABSTAIN
ITEM 3  The amendment of the 1999 Restricted Stock         [ ]    [ ]      [ ]
Plan for Non-employee Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4, 5 AND 6.

                                                           FOR  AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding maximizing      [ ]    [ ]      [ ]
value.

                                                           FOR  AGAINST  ABSTAIN
ITEM 5  The stockholder proposal regarding executive       [ ]    [ ]      [ ]
compensation.
                                                           FOR  AGAINST  ABSTAIN
ITEM 6  The stockholder proposal regarding risk analysis   [ ]    [ ]      [ ]
report.

Discontinue mailing Annual Report to this account.         [ ]

IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW.

Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ______________________

SIGNATURE __________________________________________ DATE ______________________

--------------------------------------------------------------------------------
         (arrow pointing up) SIGN, DETACH AND RETURN (arrow pointing up)

            YOUR VOTE IS IMPORTANT. You can vote in one of two ways.

1.   VOTE BY TELEPHONE
Call toll free 1-800-840-1208 on a touch tone telephone 24 hours a day -- 7 days a week. There is no charge to you for this call. Have your proxy card in hand.

You will be asked to enter a control number, which is located in the box in the lower right hand corner of this card.
     Option 1: To vote as the Board of Directors recommends on all proposals, press 1
     Option 2: If you choose to vote on each proposal separately, press 0
You will hear these instructions:
     Proposal 1 -- to vote for all Nominees, press 1, to withhold for all nominees, press 9
          To withhold for an individual nominee, press 0 and listen for instructions
     Proposal 2 -- to vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0
                       WHEN ASKED, CONFIRM BY PRESSING 1
     The  instructions are the same for all remaining proposals.

2.   VOTE BY PROXY CARD
Mark, sign and date your Proxy Card and return it promptly in the enclosed envelope.

-------------------------------------------------------------------------------
|                                                                              |
|                                           VOTE BY TELEPHONE                  |
|  [GRAPHIC OMITTED]                                                           |
|                                        QUICK o EASY o IMMEDIATE              |
|                                                                              |
-------------------------------------------------------------------------------


 (arrow pointing down) DETACH AND BRING TO ANNUAL MEETING (arrow pointing down)
--------------------------------------------------------------------------------
 BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING ON APRIL 28. DO NOT MAIL.

(logo)    OCCIDENTAL PETROLEUM CORPORATION
          ANNUAL MEETING OF STOCKHOLDERS

          This admission ticket admits you and one guest to the meeting. You will NOT be let into the meeting without an admission ticket or other proof of stock ownership as of March 10, 2000, the record date. To speed up your admittance, please bring this admission ticket with you.


               Santa Monica Civic Auditorium       Meeting Hours
               1855 Main Street, Santa Monica      Auditorium opens at 9:30 A.M.
                                                   Meeting starts at 10:30 A.M.

          ADMISSION TICKET
          Please see the back of this card for parking instructions.

1265-A (SOR)

(VOTING INSTRUCTION CARD FOR THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN)

                        OCCIDENTAL PETROLEUM CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 28, 2000, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Petroleum Corporation Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Messrs. Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, John E. Feick, J. Roger Hirl, Irvin W. Maloney, Rodolfo Segovia, and Aziz D. Syriani and Miss Rosemary Tomich. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

     I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

--------------------------------------------------------------------------------
   (arrow pointing up)  SIGN, DETACH AND RETURN  (arrow pointing up)

                                     [LOGO]

YOUR VOTE WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONDFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

 (arrow pointing down) DETACH AND BRING TO ANNUAL MEETING (arrow pointing down)
--------------------------------------------------------------------------------

Since parking at the Santa Monica Civic Auditorium is limited, we have arranged for alternate parking at the beach parking lot.

For your convenience, below are a map and parking instructions for the beach parking lot.

(MAP OF AREA)

SPECIAL PARKING INSTRUCTIONS
Beach Parking Lot
  o Exit Santa Monica Civic Auditorium.
  o Turn left on Main Street and proceed to Pico Boulevard. Turn right on Pico.
  o Take Pico to Ocean Avenue and turn left on Ocean Avenue.
  o Follow Ocean down the hill and make a right turn into the beach parking lot.

Park your car in the lot. A bus will take you to the Civic Auditorium, and a bus will return you to the beach parking lot AFTER the meeting. CONTINUOUS SHUTTLE SERVICE WILL BE PROVIDED from 8:30 a.m. to 2:00 p.m.

The parking fee will be paid by Occidental Petroleum Corporation.

There is no charge for the shuttle service.

(REVERSE SIDE OF VOTING INSTRUCTION CARD)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5 AND 6. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

[X] Please mark your votes at this.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                   FOR  WITHHELD
                                                                   ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
                                                                   [ ]    [ ]
(1)  Ronald W. Burkle           (7)  Dale R. Laurance
(2)  John S. Chalsty            (8)  Irvin W. Maloney
(3)  Edward P. Djerejian        (9)  Rodolfo Segovia
(4)  John E. Feick              (10) Aziz D. Syriani
(5)  J. Roger Hirl              (11) Rosemary Tomich
(6)  Ray R. Irani

(To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

______________________________________________________________

                                                           FOR  AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of               [ ]    [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                           FOR  AGAINST  ABSTAIN
ITEM 3  The amendment of the 1999 Restricted Stock         [ ]    [ ]      [ ]
Plan for Non-employee Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4, 5 AND 6.

                                                           FOR  AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding maximizing      [ ]    [ ]      [ ]
value.

                                                           FOR  AGAINST  ABSTAIN
ITEM 5  The stockholder proposal regarding executive       [ ]    [ ]      [ ]
compensation.
                                                           FOR  AGAINST  ABSTAIN
ITEM 6  The stockholder proposal regarding risk analysis   [ ]    [ ]      [ ]
report.

Discontinue mailing Annual Report to this account.         [ ]

IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW.

Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ______________________

SIGNATURE __________________________________________ DATE ______________________

--------------------------------------------------------------------------------
         (arrow pointing up) SIGN, DETACH AND RETURN (arrow pointing up)

            YOUR VOTE IS IMPORTANT. You can vote in one of two ways.

1.   VOTE BY TELEPHONE
Call toll free 1-800-840-1208 on a touch tone telephone 24 hours a day -- 7 days a week. There is no charge to you for this call. Have your proxy card in hand.

You will be asked to enter a control number, which is located in the box in the lower right hand corner of this card.
     Option 1: To vote as the Board of Directors recommends on all proposals, press 1
     Option 2: If you choose to vote on each proposal separately, press 0
You will hear these instructions:
     Proposal 1 -- to vote for all Nominees, press 1, to withhold for all nominees, press 9
          To withhold for an individual nominee, press 0 and listen for instructions
     Proposal 2 -- to vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0
                       WHEN ASKED, CONFIRM BY PRESSING 1
     The  instructions are the same for all remaining proposals.

2.   VOTE BY VOTING INSTRUCTION CARD
Mark, sign and date your Voting Instruction Card and return it promptly in the enclosed envelope.

-------------------------------------------------------------------------------
|                                                                              |
|                                           VOTE BY TELEPHONE                  |
|  [GRAPHIC OMITTED]                                                           |
|                                        QUICK o EASY o IMMEDIATE              |
|                                                                              |
-------------------------------------------------------------------------------


 (arrow pointing down) DETACH AND BRING TO ANNUAL MEETING (arrow pointing down)
--------------------------------------------------------------------------------
 BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING ON APRIL 28. DO NOT MAIL.

(logo)    OCCIDENTAL PETROLEUM CORPORATION
          ANNUAL MEETING OF STOCKHOLDERS

          This admission ticket admits you and one guest to the meeting. You will NOT be let into the meeting without an admission ticket or other proof of stock ownership as of March 10, 2000, the record date. To speed up your admittance, please bring this admission ticket with you.


               Santa Monica Civic Auditorium       Meeting Hours
               1855 Main Street, Santa Monica      Auditorium opens at 9:30 A.M.
                                                   Meeting starts at 10:30 A.M.

          ADMISSION TICKET
          Please see the back of this card for parking instructions.

1265-B (PSA)

(VOTING INSTRUCTION CARD FOR THE OCCIDENTAL CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN)

                        OCCIDENTAL PETROLEUM CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE OCCIDENTAL CHEMICAL CORPORATION SAVINGS AND INVESTMENT
PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 28, 2000, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Chemical Corporation Savings and Investment Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Messrs. Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, John E. Feick, J. Roger Hirl, Irvin W. Maloney, Rodolfo Segovia, and Aziz D. Syriani and Miss Rosemary Tomich. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

     I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

--------------------------------------------------------------------------------
   (arrow pointing up)  SIGN, DETACH AND RETURN  (arrow pointing up)

                                     [LOGO]

YOUR VOTE WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONDFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

 (arrow pointing down) DETACH AND BRING TO ANNUAL MEETING (arrow pointing down)
--------------------------------------------------------------------------------

Since parking at the Santa Monica Civic Auditorium is limited, we have arranged for alternate parking at the beach parking lot.

For your convenience, below are a map and parking instructions for the beach parking lot.

(MAP OF AREA)

SPECIAL PARKING INSTRUCTIONS
Beach Parking Lot
  o Exit Santa Monica Civic Auditorium.
  o Turn left on Main Street and proceed to Pico Boulevard. Turn right on Pico.
  o Take Pico to Ocean Avenue and turn left on Ocean Avenue.
  o Follow Ocean down the hill and make a right turn into the beach parking lot.

Park your car in the lot. A bus will take you to the Civic Auditorium, and a bus will return you to the beach parking lot AFTER the meeting. CONTINUOUS SHUTTLE SERVICE WILL BE PROVIDED from 8:30 a.m. to 2:00 p.m.

The parking fee will be paid by Occidental Petroleum Corporation.

There is no charge for the shuttle service.

(REVERSE SIDE OF VOTING INSTRUCTION CARD)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5 AND 6. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

[X] Please mark your votes at this.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                   FOR  WITHHELD
                                                                   ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
                                                                   [ ]    [ ]
(1)  Ronald W. Burkle           (7)  Dale R. Laurance
(2)  John S. Chalsty            (8)  Irvin W. Maloney
(3)  Edward P. Djerejian        (9)  Rodolfo Segovia
(4)  John E. Feick              (10) Aziz D. Syriani
(5)  J. Roger Hirl              (11) Rosemary Tomich
(6)  Ray R. Irani

(To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

______________________________________________________________

                                                           FOR  AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of               [ ]    [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                           FOR  AGAINST  ABSTAIN
ITEM 3  The amendment of the 1999 Restricted Stock         [ ]    [ ]      [ ]
Plan for Non-employee Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4, 5 AND 6.

                                                           FOR  AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding maximizing      [ ]    [ ]      [ ]
value.

                                                           FOR  AGAINST  ABSTAIN
ITEM 5  The stockholder proposal regarding executive       [ ]    [ ]      [ ]
compensation.
                                                           FOR  AGAINST  ABSTAIN
ITEM 6  The stockholder proposal regarding risk analysis   [ ]    [ ]      [ ]
report.

Discontinue mailing Annual Report to this account.         [ ]

IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW.

Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ______________________

SIGNATURE __________________________________________ DATE ______________________

--------------------------------------------------------------------------------
         (arrow pointing up) SIGN, DETACH AND RETURN (arrow pointing up)

            YOUR VOTE IS IMPORTANT. You can vote in one of two ways.

1.   VOTE BY TELEPHONE
Call toll free 1-800-840-1208 on a touch tone telephone 24 hours a day -- 7 days a week. There is no charge to you for this call. Have your proxy card in hand.

You will be asked to enter a control number, which is located in the box in the lower right hand corner of this card.
     Option 1: To vote as the Board of Directors recommends on all proposals, press 1
     Option 2: If you choose to vote on each proposal separately, press 0
You will hear these instructions:
     Proposal 1 -- to vote for all Nominees, press 1, to withhold for all nominees, press 9
          To withhold for an individual nominee, press 0 and listen for instructions
     Proposal 2 -- to vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0
                       WHEN ASKED, CONFIRM BY PRESSING 1
     The  instructions are the same for all remaining proposals.

2.   VOTE BY VOTING INSTRUCTION CARD
Mark, sign and date your Voting Instruction Card and return it promptly in the enclosed envelope.

-------------------------------------------------------------------------------
|                                                                              |
|                                           VOTE BY TELEPHONE                  |
|  [GRAPHIC OMITTED]                                                           |
|                                        QUICK o EASY o IMMEDIATE              |
|                                                                              |
-------------------------------------------------------------------------------


 (arrow pointing down) DETACH AND BRING TO ANNUAL MEETING (arrow pointing down)
--------------------------------------------------------------------------------
 BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING ON APRIL 28. DO NOT MAIL.

(logo)    OCCIDENTAL PETROLEUM CORPORATION
          ANNUAL MEETING OF STOCKHOLDERS

          This admission ticket admits you and one guest to the meeting. You will NOT be let into the meeting without an admission ticket or other proof of stock ownership as of March 10, 2000, the record date. To speed up your admittance, please bring this admission ticket with you.


               Santa Monica Civic Auditorium       Meeting Hours
               1855 Main Street, Santa Monica      Auditorium opens at 9:30 A.M.
                                                   Meeting starts at 10:30 A.M.

          ADMISSION TICKET
          Please see the back of this card for parking instructions.

1265-C (SIP)

(VOTING INSTRUCTION CARD FOR THE OXY VINYLS, L.P. SAVINGS PLAN)

                        OCCIDENTAL PETROLEUM CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE OXY VINYLS, L.P. SAVINGS PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 28, 2000, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Oxy Vinyls, L.P. Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Messrs. Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, John E. Feick, J. Roger Hirl, Irvin W. Maloney, Rodolfo Segovia, and Aziz D. Syriani and Miss Rosemary Tomich. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

     I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OXY VINYLS, L.P. SAVINGS PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

--------------------------------------------------------------------------------
   (arrow pointing up)  SIGN, DETACH AND RETURN  (arrow pointing up)

                                     [LOGO]

YOUR VOTE WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONDFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

 (arrow pointing down) DETACH AND BRING TO ANNUAL MEETING (arrow pointing down)
--------------------------------------------------------------------------------

Since parking at the Santa Monica Civic Auditorium is limited, we have arranged for alternate parking at the beach parking lot.

For your convenience, below are a map and parking instructions for the beach parking lot.

(MAP OF AREA)

SPECIAL PARKING INSTRUCTIONS
Beach Parking Lot
  o Exit Santa Monica Civic Auditorium.
  o Turn left on Main Street and proceed to Pico Boulevard. Turn right on Pico.
  o Take Pico to Ocean Avenue and turn left on Ocean Avenue.
  o Follow Ocean down the hill and make a right turn into the beach parking lot.

Park your car in the lot. A bus will take you to the Civic Auditorium, and a bus will return you to the beach parking lot AFTER the meeting. CONTINUOUS SHUTTLE SERVICE WILL BE PROVIDED from 8:30 a.m. to 2:00 p.m.

The parking fee will be paid by Occidental Petroleum Corporation.

There is no charge for the shuttle service.

(REVERSE SIDE OF VOTING INSTRUCTION CARD)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5 AND 6. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

[X] Please mark your votes at this.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                   FOR  WITHHELD
                                                                   ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
                                                                   [ ]    [ ]
(1)  Ronald W. Burkle           (7)  Dale R. Laurance
(2)  John S. Chalsty            (8)  Irvin W. Maloney
(3)  Edward P. Djerejian        (9)  Rodolfo Segovia
(4)  John E. Feick              (10) Aziz D. Syriani
(5)  J. Roger Hirl              (11) Rosemary Tomich
(6)  Ray R. Irani

(To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

______________________________________________________________

                                                           FOR  AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of               [ ]    [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                           FOR  AGAINST  ABSTAIN
ITEM 3  The amendment of the 1999 Restricted Stock         [ ]    [ ]      [ ]
Plan for Non-employee Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4, 5 AND 6.

                                                           FOR  AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding maximizing      [ ]    [ ]      [ ]
value.

                                                           FOR  AGAINST  ABSTAIN
ITEM 5  The stockholder proposal regarding executive       [ ]    [ ]      [ ]
compensation.
                                                           FOR  AGAINST  ABSTAIN
ITEM 6  The stockholder proposal regarding risk analysis   [ ]    [ ]      [ ]
report.

Discontinue mailing Annual Report to this account.         [ ]

IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW.

Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ______________________

SIGNATURE __________________________________________ DATE ______________________

--------------------------------------------------------------------------------
         (arrow pointing up) SIGN, DETACH AND RETURN (arrow pointing up)

            YOUR VOTE IS IMPORTANT. You can vote in one of two ways.

1.   VOTE BY TELEPHONE
Call toll free 1-800-840-1208 on a touch tone telephone 24 hours a day -- 7 days a week. There is no charge to you for this call. Have your proxy card in hand.

You will be asked to enter a control number, which is located in the box in the lower right hand corner of this card.
     Option 1: To vote as the Board of Directors recommends on all proposals, press 1
     Option 2: If you choose to vote on each proposal separately, press 0
You will hear these instructions:
     Proposal 1 -- to vote for all Nominees, press 1, to withhold for all nominees, press 9
          To withhold for an individual nominee, press 0 and listen for instructions
     Proposal 2 -- to vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0
                       WHEN ASKED, CONFIRM BY PRESSING 1
     The  instructions are the same for all remaining proposals.

2.   VOTE BY VOTING INSTRUCTION CARD
Mark, sign and date your Voting Instruction Card and return it promptly in the enclosed envelope.

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 (arrow pointing down) DETACH AND BRING TO ANNUAL MEETING (arrow pointing down)
--------------------------------------------------------------------------------
 BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING ON APRIL 28. DO NOT MAIL.

(logo)    OCCIDENTAL PETROLEUM CORPORATION
          ANNUAL MEETING OF STOCKHOLDERS

          This admission ticket admits you and one guest to the meeting. You will NOT be let into the meeting without an admission ticket or other proof of stock ownership as of March 10, 2000, the record date. To speed up your admittance, please bring this admission ticket with you.


               Santa Monica Civic Auditorium       Meeting Hours
               1855 Main Street, Santa Monica      Auditorium opens at 9:30 A.M.
                                                   Meeting starts at 10:30 A.M.

          ADMISSION TICKET
          Please see the back of this card for parking instructions.

1265-D (OSA)

(PROXY CARD - BROKER)

PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                        OCCIDENTAL PETROLEUM CORPORATION

     DR. RAY R. IRANI, DR. DALE R. LAURANCE and AZIZ D. SYRIANI, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 28, 2000, and at any adjournment, as if the undersigned were present and voting at the meeting.

     The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5 AND 6. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

     If you wish to attend the Annual Meeting, you must bring proof of stock ownership as of March 10, 2000, the record date, such as a bank or brokerage statement.

1265-E (BRO)

(REVERSE SIDE OF PROXY)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5 AND 6. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

[X] Please mark your votes at this.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                   FOR  WITHHELD
                                                                   ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
                                                                   [ ]    [ ]
Ronald W. Burkle                Dale R. Laurance
John S. Chalsty                 Irvin W. Maloney
Edward P. Djerejian             Rodolfo Segovia
John E. Feick                   Aziz D. Syriani
J. Roger Hirl                   Rosemary Tomich
Ray R. Irani

(To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

______________________________________________________________

                                                           FOR  AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of               [ ]    [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                           FOR  AGAINST  ABSTAIN
ITEM 3  The amendment of the 1999 Restricted Stock         [ ]    [ ]      [ ]
Plan for Non-employee Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4, 5 AND 6.

                                                           FOR  AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding maximizing      [ ]    [ ]      [ ]
value.

                                                           FOR  AGAINST  ABSTAIN
ITEM 5  The stockholder proposal regarding executive       [ ]    [ ]      [ ]
compensation.
                                                           FOR  AGAINST  ABSTAIN
ITEM 6  The stockholder proposal regarding risk analysis   [ ]    [ ]      [ ]
report.

Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ______________________

SIGNATURE __________________________________________ DATE ______________________

(VOTING INSTRUCTION CARD FOR THE EMPLOYEES THRIFT PLAN OF OXY USA INC.)

                        OCCIDENTAL PETROLEUM CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE EMPLOYEES THRIFT PLAN OF OXY USA INC.:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 28, 2000, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Employees Thrift Plan of OXY USA Inc. in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Messrs. Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, John E. Feick, J. Roger Hirl, Irvin W. Maloney, Rodolfo Segovia, and Aziz D. Syriani and Miss Rosemary Tomich. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

     I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE EMPLOYEES THRIFT PLAN OF OXY USA INC. WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

     IF YOU WISH TO ATTEND THE ANNUAL MEETING, YOU MUST BRING PROOF OF STOCK OWNERSHIP AS OF MARCH 10, 2000, THE RECORD DATE, SUCH AS A PLAN STATEMENT.

1265-F (TUL)

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE EMPLOYEES THRIFT PLAN OF OXY USA INC.)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5 AND 6. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

[X] Please mark your votes at this.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                   FOR  WITHHELD
                                                                   ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
                                                                   [ ]    [ ]
Ronald W. Burkle                Dale R. Laurance
John S. Chalsty                 Irvin W. Maloney
Edward P. Djerejian             Rodolfo Segovia
John E. Feick                   Aziz D. Syriani
J. Roger Hirl                   Rosemary Tomich
Ray R. Irani

(To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

______________________________________________________________

                                                           FOR  AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of               [ ]    [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                           FOR  AGAINST  ABSTAIN
ITEM 3  The amendment of the 1999 Restricted Stock         [ ]    [ ]      [ ]
Plan for Non-employee Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4, 5 AND 6.

                                                           FOR  AGAINST  ABSTAIN
ITEM 4  The stockholder proposal regarding maximizing      [ ]    [ ]      [ ]
value.

                                                           FOR  AGAINST  ABSTAIN
ITEM 5  The stockholder proposal regarding executive       [ ]    [ ]      [ ]
compensation.
                                                           FOR  AGAINST  ABSTAIN
ITEM 6  The stockholder proposal regarding risk analysis   [ ]    [ ]      [ ]
report.

Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ______________________

SIGNATURE __________________________________________ DATE ______________________